LOAN AGREEMENT

                                    between

                 WILL-KANKAKEE REGIONAL DEVELOPMENT AUTHORITY

                                      and

                             FLANDERS CORPORATION



                         Dated as of December 15, 1997

The right, title and interest of the Will-Kankakee Regional Development Authority in and to this Loan Agreement has been assigned to Norwest Bank Arizona, N.A., in Phoenix, Arizona, as trustee, pursuant to the Indenture of Trust, dated as of December 15, 1997, from the Authority to such Trustee.


                          This document prepared by:

                             SNELL & WILMER L.L.P.
                              One Arizona Center
                         Phoenix, Arizona  85004-0001


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                               TABLE OF CONTENTS

                                                                         Page

RECITALS...................................................................1

ARTICLE 1    DEFINITIONS AND CONSTRUCTION..................................1
    Section 1.01    Definition of Terms....................................1
    Section 1.02    Rules of Construction..................................2
    Section 1.03    Exhibits...............................................3

ARTICLE 2    GENERAL REPRESENTATIONS.......................................3
    Section 2.01    Representations of the Issuer..........................3
    Section 2.02    Representations of the Company.........................3

ARTICLE 3    COMPLETION OF PROJECT.........................................7
    Section 3.01    Acquisition, Rehabilitation and Equipping of
                    the Project............................................7
    Section 3.02    Modifications to the Plans.............................8
    Section 3.03    Payment of Cost by the Company.........................9
    Section 3.04    Issuance of Series 1997 Bonds and Application
                    of Proceeds...........................................11
    Section 3.05    Items, Documents and Instruments to be
                    Delivered Prior to Issuance of the Bonds..............11
    Section 3.06    Payment or Reimbursement of Cost......................12
    Section 3.07    Establishment of Completion Date......................14
    Section 3.08    Enforcement of Contracts and Surety Bonds.............15

ARTICLE 4    THE LOAN.....................................................16
    Section 4.01    Amount and Source of Loan.............................16
    Section 4.02    Repayment of  Loan....................................16
    Section 4.03    Quarterly Payments....................................16
    Section 4.04    Additional Payments...................................16
    Section 4.05    Company's Obligations Unconditional...................17
    Section 4.06    Company's Remedies....................................17
    Section 4.07    Amounts Remaining in Bond Fund........................18
    Section 4.08    Notice to the Issuer of Certain Events................18
    Section 4.09    Designation by the Company of Application of
                    Loan Repayments.......................................18

ARTICLE 5    USE, MAINTENANCE, MODIFICATIONS,TAXES AND INSURANCE..........18
    Section 5.01    Possession, Use and Prohibition Against
                    Further Encumbrances..................................18
    Section 5.02    Maintenance...........................................19
    Section 5.03    Improvements..........................................19
    Section 5.04    Liens.................................................19


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    Section 5.05    Removal of Project Equipment..........................19
    Section 5.06    Taxes and Other Governmental Charges and
                    Utility Charges.......................................21
    Section 5.07    Insurance.............................................21
    Section 5.08    Advances..............................................23
    Section 5.09    Installation of the Company's Equipment...............23

ARTICLE 6    DAMAGE, DESTRUCTION AND CONDEMNATION.........................24
    Section 6.01    Company to Repair, Replace, Rebuild or Restore........24
    Section 6.02    Cooperation of the Issuer and Trustee.................26

ARTICLE 7    COMPANY'S COVENANTS;TAX EXEMPT STATUS OF SERIES 1977 BONDS...26
    Section 7.01    Covenants for Benefit of Trustee and
                    Bondholders...........................................26
    Section 7.02    Inspection and Access.................................27
    Section 7.03    Reports...............................................27
    Section 7.04    Indemnity.............................................27
    Section 7.05    Continuing Existence and Qualification................28
    Section 7.06    Maintenance of Security Interests.....................29
    Section 7.07    Mortgage..............................................29
    Section 7.08    Indenture.............................................30
    Section 7.09    Assignment of Issuer's Rights.........................30
    Section 7.10    Operation of Project as a Manufacturing
                    Facility..............................................30
    Section 7.11    Financial Covenants...................................30
    Section 7.12    Assurance of Tax Exemption............................32
    Section 7.13    Arbitrage Covenant and Compliance.....................34
    Section 7.14    Covenant of the Issuer Relating to Tax
                    Exemption.............................................34
    Section 7.15    Compliance with Laws; Environmental Laws..............34
    Section 7.16    Annual Certificate....................................35
    Section 7.17    Reports on Employment at Project......................35
    Section 7.18    No Warranty by Issuer.................................35
    Section 7.19    Environmental Immunity and Indemnity..................35

ARTICLE 8    COMPANY'S OPTIONS............................................36
    Section 8.01    Sale or Lease or Other Disposition of the
                    Project...............................................36
    Section 8.02    Easements and Release of Real Property for
                    Access and Utilities..................................37
    Section 8.03    Prepayment of Loan Repayments.........................38
    Section 8.04    Abatement of Loan Repayments..........................38
    Section 8.05    Termination Upon Retirement of Bonds..................39
    Section 8.06    Company's Option to Direct Redemption of Bonds........39

ARTICLE 9    EVENTS OF DEFAULT AND REMEDIES...............................40
    Section 9.01    Events of Default.....................................40
    Section 9.02    Remedies..............................................42


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    Section 9.03    Disposition of Funds..................................42
    Section 9.04    Manner of Exercise....................................42
    Section 9.05    Attorneys' Fees and Expenses..........................43
    Section 9.06    Effect of Waiver......................................43

ARTICLE 10    GENERAL.....................................................43
    Section 10.01   Notices...............................................43
    Section 10.02   Governing Law and Binding Effect......................44
    Section 10.03   Severability..........................................44
    Section 10.04   Amendments, Changes, Modifications and
                    Assignments...........................................44
    Section 10.05   Execution Counterparts................................44
    Section 10.06   Limitation of Issuer's Liability......................44
    Section 10.07   Rights Created in Third Parties.......................45
    Section 10.08   Payments Due on Saturdays, Sundays and
                    Holidays..............................................45
    Section 10.09   Survival..............................................45




EXHIBIT A    -    Description and Estimated Cost of the Project
EXHIBIT B    -    Project Equipment
EXHIBIT C    -    Form of Acquisition and Construction Fund
Disbursement Request
EXHIBIT D    -    Form of Issuance Cost Fund Disbursement Request


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                                LOAN AGREEMENT


THIS LOAN AGREEMENT, dated as of December 15, 1997, between the WILL-KANKAKEE REGIONAL DEVELOPMENT AUTHORITY, a political subdivision, body politic and municipal corporation (the "Issuer") duly organized and validly existing pursuant to 70 Illinois Compiled Statutes, 1996, Section 535/1 et seq., as supplemented and amended (the "Act"), and FLANDERS CORPORATION, a North Carolina corporation (the "Company"),which is authorized and qualified to transact business in the State of Illinois,

                              W I T N E S S E T H

WHEREAS, the Issuer is authorized by the Act to promote development within the geographic confines of Will and Kankakee Counties in the State of Illinois and is directed to use the powers conferred upon it by the Act to assist in the development, construction and acquisition of "projects" within those counties, including the issuance of its revenue bonds and the loan of the proceeds thereof to achieve such purposes; and

WHEREAS, the Company has requested the Issuer to issue its revenue bonds and loan the proceeds thereof to the Company for the purpose of financing a portion of the acquisition, construction, rehabilitation and equipping of a project, to wit, a facility for the manufacture of air filtration products (the "Project"), located in the City of Momence, Kankakee County, Illinois; and

WHEREAS, the Issuer has determined to assist in the financing of the Project by issuing its Economic Development Revenue Bonds (Flanders Corporation/Precisionaire Project), Series 1997 ( the "Series 1997 Bonds"), and making a loan to the Company of the proceeds of the Series 1997 Bonds in such aggregate principal amount (the "Loan"), upon the terms and conditions set forth herein; and

WHEREAS, the Company will secure its obligation to repay the Loan by the execution and delivery to the Issuer of a Mortgage, Assignment of Rents and Leases, Security Agreement and Financing Statement, dated as of December 15, 1997 (the "Mortgage") relating to the Project Site, the Project Building and the Project Equipment (as those terms are hereinafter defined),

NOW THEREFORE, in consideration of the premises and the respective representations and covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE 1

                         DEFINITIONS AND CONSTRUCTION


Section 1.01 Definition of Terms. Unless the context otherwise requires, the capitalized terms used in this Loan Agreement shall have the meanings specified in Section 1.01 of the Indenture of Trust, dated as of December 15, 1997 (the "Indenture"), between the Issuer and Norwest Bank


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Arizona, N.A., as trustee (the "Trustee"), providing for the issuance of and security for the Bonds, as such Indenture is originally executed or as it may from time to time be supplemented or amended as provided therein.

In addition, the following terms shall have the following meanings for the purposes of this Loan Agreement:

Clean-Up: the removal, remediation, or monitoring of and all other response to, any Contamination to the satisfaction of all applicable governmental agencies, in compliance with all applicable Environmental Laws and otherwise in compliance with good commercial practice.

Contamination: the presence of any Hazardous Materials or the Release of any Hazardous Materials.

Environmental Law: any and all Federal, State and local laws, regulations, administrative or administrative guidelines relating to Hazardous Materials.

Hazardous Materials: without limitation, tretrachloroethylene, asbestos, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls, chemical liquids, or related or similar materials, or any other substance or material defined as a hazardous or toxic substance, material or waste by any applicable Federal, State or local law, ordinance, rule, regulation, administrative order or administrative guideline.

Release: the intentional or unintentional presence, seepage, spilling, leaking, disposing, discharging, emitting, depositing, injecting, leaching, escaping or any other release or threatened release, however defined, of any Hazardous Materials.

Section 1.02 Rules of Construction.

(a) The singular form of any word used herein, including the terms defined in
Section 1.01 of the Indenture, shall include the plural, and vice versa. The use herein of a word of any gender shall include correlative words of all genders.

(b) Unless otherwise specified, references to Articles, Sections and other subdivisions of this Loan Agreement are to the designated Articles, Sections and other subdivisions of this Loan Agreement as originally executed. The words "hereof," "herein," "hereunder" and words of similar import refer to this Loan Agreement as a whole.

(c) The headings or titles of the several articles and sections, and the table of contents appended to copies hereof, shall be solely for convenience of reference and shall not affect the meaning, construction or effect of the provisions hereof.


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Section 1.03 Exhibits.

(a) Exhibit A: Description and Estimated Cost of the Project.

(b) Exhibit B: Project Equipment.

(c) Exhibit C: Form of Acquisition and Construction Fund Disbursement Request.

(d) Exhibit D: Form of Issuance Cost Fund Disbursement Request.


                                   ARTICLE 2

                            GENERAL REPRESENTATIONS

Section 2.01 Representations of the Issuer. The Issuer makes the following representations as the basis for its undertakings herein contained:

(a) The Issuer is duly created pursuant to the Act as a political subdivision, body politic and municipal corporation of the State.

(b) To finance the Cost of the Project, as presently estimated by the Company, in anticipation of the collection of the Revenues to be received hereunder, the Issuer has duly authorized the Bonds in the aggregate principal amount of $6,000,000 to be issued upon the terms set forth in the Indenture, under the provisions of which certain of the Issuer's rights and interests in, to and under this Loan Agreement and the Revenues hereunder, together with the Mortgage, are pledged and assigned to the Trustee as security for the payment of the principal of, premium, if any, and interest on the Bonds.

(c) The Issuer has not pledged and will not pledge or grant (except as provided in the Indenture) any security interest in, or assign any of its rights under, this Loan Agreement or the Loan Repayments, or the Revenues or income to be derived by the Issuer hereunder or the Mortgage for any purpose other than to secure the Bonds.

(d) The Issuer makes no representation or warranty that the amount of the Loan as provided in this Loan Agreement will be adequate or sufficient to finance the Cost of the Project, or that the Project will be adequate or sufficient for the purposes of the Company.

Section 2.02 Representations of the Company. The Company makes the following representations as the basis for its undertakings herein contained:


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(a) The Company has been incorporated and is validly existing as a corporation under the laws of the State of North Carolina, is in good standing in the State of North Carolina, is duly qualified to transact business in and is in good standing in the State, has the corporate power and authority to own its properties and assets and to carry on its business as now conducted and as contemplated to be conducted as described in this Loan Agreement, the Indenture, the Mortgage and the Limited Offering Memorandum, and has the corporate power to enter into and has duly authorized, by all requisite corporate action, the execution and delivery of this Loan Agreement and all other documents contemplated hereby to be executed by the Company, including, without limitation, the Mortgage and the Limited Offering Memorandum.

(b) Neither the execution and delivery of this Loan Agreement or the Mortgage, or any other document in connection with the financing of the Project, the consummation of the transactions contemplated hereby and thereby, nor the fulfillment of or compliance with the terms and conditions hereof and thereof, results or will result in a material breach of or conflict with any of the terms, conditions or provisions of the Company's Articles of Incorporation, Bylaws, or any statute or order of any court or regulatory agency or of any material agreement or instrument to which the Company is now a party or by which it is bound, or constitutes a material default (with due notice or the passage of time or both) under any of the foregoing, or results in the creation or imposition of any prohibited lien, charge or encumbrance whatsoever upon any of the property or assets of the Company under the terms of any instrument or agreement to which the Company is now a party or by which it is bound.

(c) The Project will be located wholly within corporate boundaries of the City of Momence (the "City"), and wholly within Kankakee County, Illinois.

(d) The Company has and will have title to the Project sufficient to carry out the purposes of this Loan Agreement, and such title shall be in and remain in the Company, except as permitted by Section 8.01 hereof.

(e) The estimated Cost of the Project is as set forth in Exhibit A hereto and has been determined in accordance with sound architectural and engineering principles.

(f) The Project consists of a manufacturing facility (i.e., a facility used in the manufacturing or production of tangible personal property (including processing resulting in a change in the condition of such property)), as described in Exhibit A hereto and defined in Section 144(a)(12)(C) of the Code; the Company will make no changes to the Project or to the operation thereof which would affect the qualification of the Project under the Act or adversely affect the exclusion of the interest on the Series 1997 Bonds from the gross income of the Bondholders for Federal income tax purposes. The Company currently intends and expects to utilize the Project as a facility for the manufacture of air filtration products during the entire term of the Bonds.


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(g) All of the proceeds of the Bonds (after payment of certain costs of issuance thereof) plus income from the investment thereof (subject to the provisions of
Section 7.13 hereof) will be used to pay Costs of the Project.

(h) The average reasonably expected economic life of the Project is at least years and the weighted average maturity of the Series 1997 Bonds is not more than 120% of such economic life.

(i) Except as disclosed in the Limited Offering Memorandum relating to the Series 1997 Bonds, the Project and the Company, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending, or, to the best knowledge of the Company, threatened against or affecting the Company or any of its properties or rights, which, if determined adversely to the Company, would materially and adversely impair its ability to carry on its business substantially as now conducted or as now contemplated to be conducted, or would materially and adversely affect its financial condition, assets, properties or operations, and the Company is not in default with respect to any order or decree of any court or any order, regulation or decree of any federal, state, municipal or other governmental agency, which default would materially and adversely affect its operation or its properties or the completion of the acquisition, rehabilitation and equipping of the Project. The Company is not in material default in the performance, observance or fulfillment of any obligations, covenants or conditions contained in any material agreement or instrument to which it is a party.

(j) The operation and design of the Project in the manner presently contemplated and as described herein will not violate or conflict with any applicable zoning, soil, water or air pollution or other ordinance, order, law or regulation relating to zoning, building, safety or environmental quality, which violation or conflict would materially and adversely affect its completion of the acquisition, rehabilitation and equipping, or the operation, of the Project. .

(k) The Company has filed or caused to be filed all Federal, state and local tax returns which are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due.

(l) The information contained in the Limited Offering Memorandum with respect to the Bonds, the Company and the Project is accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(m) To the best of the Company's knowledge, no member, officer or other official, or relative thereof, of the Issuer has any interest, direct or indirect, in the Project, the


                                       5
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Company, this Loan Agreement, the Mortgage or the Indenture, or in the
transactions contemplated hereby or thereby.

(n) The Company has obtained all necessary certificates, approvals, permits and authorizations with respect to the rehabilitation of the Project from applicable local, state, and federal governmental agencies.

(o) Neither the Company nor any "related person" (as defined in Section 144(a)(3) or Section 147(a)(2) of the Code) is, or will be, a party to any arrangement, formal or informal, pursuant to which it has or will purchase any of the Bonds.

(p) The participation by the Issuer in the financing of the acquisition, rehabilitation and equipping of the Project has materially induced the Company to pursue the acquisition, rehabilitation and equipping of the Project within the corporate boundaries of the City.

(q) The Project consists, and will at all times consist, of land and property which are subject to the allowance for depreciation provided in Section 167 of the Code.

(r) The estimated cost of the acquisition, rehabilitation and equipping of the Project includes only, and all expenditures for and costs of the Project paid or reimbursed out of the Acquisition and Construction Fund will be, amounts (i) which are chargeable to the Company's capital account for Federal income tax purposes or would be so chargeable either with a proper election by the Company or but for a proper election by the Company to deduct such amounts, and (ii) which were incurred subsequent to the Official Action Date, except for legal fees incurred in connection with the application for approval by the Issuer with respect to the financing of the Project.

(s) At least 95% of the net proceeds of the Series 1997 Bonds will be used for the acquisition, rehabilitation and equipping of the Project.

(t) No portion of the proceeds of the Bonds will be used, directly or indirectly, to provide working capital for the Company or any related person.

(u) Preliminary approval for the issuance of the Bonds was granted by the Issuer on February 25, 1997, and the Company acquired the Project Site and Project Building on July 25, 1997. The Bonds are being issued not later than one year after the date on which the Project was placed in service by the Company.

(v) Neither the Company nor any other person, whether or not related to the Company, has paid or incurred any "Section 144(a)(4) capital expenditures", as described in Section 144(a)(4)(A)(ii) of the Code, with respect to the Project and there are no other facilities located within the City having as principal users (within the meaning of Section

144(a)(2) of the Code) the Company or a related person (within the meaning of
Section 144(a)(3) of the Code). No other person besides the Company or one of its wholly-owned subsidiaries is or is expected to be a principal user of the Project.

(w) The Company's Federal employer identification number is 133368271 and the Company currently files its Federal income tax returns with the Internal Revenue Service Center in Memphis, Tennessee.

(x) To the extent the first use of any items of property to be acquired as part of the Project, including the Project Building and any of the Project Equipment, will not occur pursuant to such acquisition, the Company will incur rehabilitation expenditures with respect to such property in the amounts of 15% or 100%, as applicable, in accordance with the provisions of Section 147(d) of the Code.

(y) The sum of the outstanding principal amount of the Series 1997 Bonds, plus any "outstanding tax-exempt facility-related bonds" of the Company within the meaning of Section 144(a)(10) of the Code, does not exceed $40,000,000.

(z) Less than 25% of the proceeds of the Series 1997 Bonds will be used to acquire land, and no portion of the proceeds of the Series 1997 Bonds will be used (directly or indirectly) for the acquisition of land, or an interest therein, to be used for farming purposes.

(aa) The Project will create employment opportunities within the City and within Kankakee County, Illinois, and will otherwise accomplish the public purposes of the Act.


                                   ARTICLE 3

                             COMPLETION OF PROJECT

Section 3.01 Acquisition, Rehabilitation and Equipping of the Project.

The Company:

(a) has acquired title to the Project Site and the Project Building, and has expended, or will, within two years following the issuance of the Bonds, expend, not less than $150,000 of Rehabilitation Expenditures in connection with the rehabilitation of the Project Building, cause the renovation and rehabilitation of the Project Building to be completed in accordance with all applicable building code and zoning requirements and substantially in accordance with the Plans, and provide all other improvements, access roads, utilities, and other items required to make such facilities fully operable for the purposes specified in Section 2.02(f) hereof;


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(b) will cause to be acquired and properly installed in the Project such items of furniture, machinery and equipment and other items of personal property as may be necessary and desirable in the Company's reasonable judgment for operation of the Project for the purposes specified in Section 2.02(f) hereof;

(c) will cause insurance relating to the Project to be procured and maintained in accordance with the provisions of Section 5.07 hereof;

(d) will cause to be paid when due all fees, costs and expenses incurred in connection with the acquisition, rehabilitation, and equipping of the Project; and

(e) in the reasonable judgment of the Company, will ask, demand, sue for, levy, recover and receive all those sums of money, debts and other demands whatsoever which may be due, owing and payable under the terms of any contract, order, receipt, writing and instruction in connection with the acquisition, rehabilitation, furnishing and equipping of the Project, and enforce the provisions of any contract, agreement, obligation, bond or other performance security with respect thereto.

Section 3.02 Modifications to the Plans. Modifications to the Plans may be made only in accordance with this Section 3.02.

(a) No modifications to the Plans may be made which would (i) alter the scope or character of the Project as a "project" within the meaning of the Act or (ii) change the scope of the Project, without the prior written consent of the Trustee and a Majority of Holders. No modifications to the Plans may be made unless the Company shall first furnish to the Trustee an opinion of Bond Counsel to the effect that such modifications to the Plans will not cause the interest on the Series 1997 Bonds to be included in the gross income of the Bondholders for Federal income tax purposes. Changes in scope shall include changes which materially adversely impair the marketability of the Project, vary the proposed use of the Project, impair the suitability for that proposed use, materially reduce the fair market value of the Project or materially change the quality or aesthetic appearance of the Project.

(b) Modifications to the Plans may be made without the consent of the Trustee if they (i) have a cost not more than $250,000, individually or in the aggregate,
(ii) are required by applicable law or governmental order or regulation, or
(iii) are required due to labor disputes, fire, unusual delay in transportation, adverse weather conditions which could not reasonably be anticipated, unavoidable casualty, emergency affecting the safety of persons or property, concealed conditions encountered below the surface of the ground or concealed or unknown conditions in existing structures of an unusual nature differing materially from those ordinarily encountered and generally recognized as inherent in work of similar character under similar circumstances, if beyond the control of, and not reasonably foreseeable by, the Company and the Company could not reasonably have taken steps in anticipation thereof so as to avoid the necessity for the modification.


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


(c) Modifications to the Plans, other than those described in Section 3.02(b), which will increase the Cost of the Project by more than $250,000, either singularly or in the aggregate, or extend the time for completion of the Project, may be made only with the written consent of the Trustee and a Majority of Holders, which consent shall be given upon the Company furnishing to the Trustee a report, addressed to the Trustee, verifying that the additional cost resulting from such modification will not cause the total Cost of the Project to exceed the amount available therefor, taking into account the amounts available for such purposes then credited to the Acquisition and Construction Fund the amounts expected to be received on investments then credited or to be credited to such fund on or before the expected disbursement date and any amounts available to and committed by the Company for completion of the Project.

(d) Notwithstanding the foregoing, the Company shall advise the Trustee on a regular quarterly basis, in writing, of all changes in the Plans, including, without limitation, those the Company is entitled to implement without the consent of the Trustee pursuant to Section 3.02(b) above.

(e) Prior to implementing any modifications to the Plans, the Company shall determine whether such modifications will increase the Cost of the Project. In the event any such modifications shall increase the Cost of the Project, and in the event the amount then on deposit in the Acquisition and Construction Fund shall not be sufficient to complete the Project as modified by such modifications to the Plans, and pay in full the increased Cost of the Project, the Company shall deposit with the Trustee, to be held in a separate account of the Acquisition and Construction Fund, such additional amounts as shall be necessary to pay in full the increased Cost of the Project.

Section 3.03 Payment of Cost by the Company. The Company agrees that it will provide promptly any and all sums of money required to complete the Project, including all of the following items of Cost, which the Issuer agrees shall be reimbursable to the extent provided in Section 3.06 hereof:

(a) all expenses to be incurred in connection with the subjection of the Project to the lien of, and the security interest granted by, the Mortgage, acquisition of all rights-of-way for access and utility connections to and from the Project Site, the initial or acceptance fee and expenses of the Trustee, and all fees required for recording the Mortgage and all financing statements and title curative documents relating to the Project;

(b) the expense of preparation of the Plans and of all other architectural, engineering and supervisory services incurred and to be incurred in the planning, rehabilitation and completion of the Project;

(c) all legal, abstracting, title insurance, financial and accounting fees and expenses, printing and engraving costs and other expenses incurred in connection with the establishment and insurance of title to the Project Site, the authorization, sale and issuance of the Bonds, fees and expenses payable to the Underwriter, and the preparation of this Loan Agreement, the Indenture, the Mortgage, the Limited Offering Memorandum and all other related documents;

(d) the contract price of all labor, services, materials, supplies and equipment furnished under any contract for rehabilitation and equipping of the Project and the cost of all other labor, services, materials, supplies and equipment necessary to complete the acquisition, rehabilitation, equipping, furnishing and improving of the Project;

(e) the purchase price for the acquisition of the Project Site and the Project Building and the cost of acquisition and installation of all items of Project Equipment included in the Project;

(f) all fees and expenses of the Trustee that become due during the acquisition, construction, rehabilitation and equipping of the Project;

(g) interest accrued on money borrowed by the Company for temporary financing of the Cost of the Project, if such money was borrowed by the Company for the specific purpose of temporarily financing the Cost of the Project and was not part of a general-purpose open line of credit;

(h) to the extent not paid by a contractor for rehabilitation or installation with respect to any part of the Project, payment of the premiums on all insurance required to be taken out and maintained during the period the Project is under rehabilitation;

(i) payment of, or reimbursement for, interest accruing on the Bonds and taxes or assessments, if any, that may become payable with respect to the Project during the period the Project is under construction;

(j) payment of expenses incurred in seeking to enforce any remedy against any contractor or subcontractor in respect of any default under a contract relating to the Project;

(k) without limitation by the foregoing, all other expenses which under generally accepted accounting principles constitute necessary capital expenditures for the acquisition, rehabilitation and equipping of the Project, but not including any working capital or expendable supplies or necessary equipment other than Project Equipment (all of which will nevertheless to be supplied by the Company from its own funds without reimbursement); and

(l) all advances, payments and expenditures made or to be made by the Issuer, the Trustee and any other persons with respect to any of the foregoing expenses.

Anything herein to the contrary notwithstanding, Issuance Costs in excess of two percent (2%) of the lesser of the face amount of the Series 1997 Bonds or the proceeds of the Series 1997 Bonds shall not be considered a Cost of the Project and shall not be eligible to be paid or reimbursed from the proceeds of the Series 1997 Bonds unless a requisition for such an item is accompanied by an opinion of Bond Counsel to the effect that the payment of such item will not result in interest on the Series 1997 Bonds being includable in the gross income of any owner thereof for Federal income tax purposes.

The Issuer makes no representation or warranty, express or implied, that the Loan will be sufficient to pay the entire Cost of the Project. If the balance available for that purpose is not sufficient, the Company will nevertheless complete the entire Project in accordance with the requirements of Section 3.01 hereof (including the provision of all improvements, access roads, utilities, machinery, equipment and other items of real and personal property required to be provided by Sections 3.01(a) and 3.01(b) hereof, regardless of whether such items are part of the Project or are items of Project Equipment) and pay the entire Cost, without reimbursement and without abatement or diminution of the Loan Repayments payable under Article 4 hereof.

Section 3.04 Issuance of Series 1997 Bonds and Application of Proceeds. To provide funds to finance a portion of the Cost of the Project, all as provided herein and in the Indenture, the Issuer will issue and sell the Series 1997 Bonds in accordance with the Indenture and the Limited Offering Memorandum and will cause the proceeds thereof to be received by the Trustee on behalf of the Issuer as provided in the Indenture.

The Company and the Issuer agree that the proceeds of the Series 1997 Bonds shall be deposited with the Trustee and applied as provided in the Indenture.

The Company acknowledges and agrees that it shall have no interest in the proceeds of the Series 1997 Bonds equal to or greater than that of the Bondholders who shall have a first and prior beneficial interest in such money and investments until applied in accordance herewith and with the Indenture.

Section 3.05 Items, Documents and Instruments to be Delivered Prior to Issuance of the Bonds. In addition to those items, documents and instruments required by
Section 2.07 of the Indenture, at or prior to delivery of the Bonds, the Company shall deliver the following to the Trustee:

(a) certified articles of incorporation of the Company and certificates of good standing from the State of North Carolina and the State, together with satisfactory evidence of the Company's qualification to transact business in the State;

(b) a detailed statement, or estimate, of the Costs of the Project, including all hard and soft costs, of the entire Project, including, without limitation, all equipment to be acquired, certified by the Company Representative to the best of his knowledge and belief, upon due inquiry, to be correct;

(c) copies of all policies of insurance required by this Loan Agreement or the Mortgage, or a certificate or certificates of the respective insurers or insurance agents stating that such insurance is in force and effect;

(d) a commitment to issue an ALTA extended coverage lender's policy of title insurance in favor of the Trustee in a face amount not less than the principal amount of the Bonds insuring the first lien position of the Mortgage on fee simple title to the Project Site free and clear of liens and encumbrances except Permitted Encumbrances, which title insurance shall be issued by a title insurance company licensed to do business in the State of Illinois; and

(e) copies of all environmental studies or reports in the Company's possession relating to the Project Site, together with copies of any correspondence, opinions or recommendations relating thereto.

Section 3.06 Payment or Reimbursement of Cost.

(a) The Issuer has authorized and directed the Trustee to disburse money from the Acquisition and Construction Fund and the Issuance Costs Fund in payment or reimbursement of items of Project Costs and Issuance Costs, respectively, enumerated in Section 3.03 hereof upon compliance with the requirements of this
Section 3.06.

(b) The Indenture authorizes and directs the Trustee to disburse moneys in the Acquisition and Construction Fund to or upon the order of the Company for payments of Costs of the Project, including reimbursement for the cost of acquiring the Project Site and the Project Building and renovating and rehabilitating the Project Building, upon receipt by the Trustee of a written requisition for such payment signed by the Company Representative, pursuant to which the Company Representative shall certify as follows:

(i) That an obligation in the stated amount has been incurred in connection with the Project;

(ii) That such obligation is a proper charge against the Acquisition and Construction Fund and has not been the basis of any previous withdrawal from the Acquisition and Construction Fund, and specifying to whom such obligation is owed, accompanied by a bill or statement of account for such obligation;

(iii) That such requisition is for an item which is properly chargeable to the capital account of the Company for Federal income tax purposes or would be so chargeable, either with a proper election by the Company or but for a proper election by the Company to deduct the costs, and that payment of this item, when added to all other payments previously made from the Acquisition and Construction Fund, will not result in less than substantially all (at least 95%) of the Net Proceeds of the Series 1997 Bonds being used for Qualified Project Costs;

(iv) That such requisition contains no request for payment of an obligation paid or incurred prior to the Official Action Date;

(v) That payment of the requisition, as requested, will not result in the provision of any working capital, directly or indirectly, to the Company or any related person; and

(vi) That no default or Event of Default exists under this Loan Agreement, the Mortgage or the Indenture.

In making any such payment from the Acquisition and Construction Fund, the Trustee may rely on any such requisitions and certificates of the Company delivered to it pursuant to this Section 3.06(b) and the Trustee shall be relieved of all liability with respect to making such payments in accordance with any such requisitions and certificates without inspection of the Project or any other investigation.

(c) The Indenture authorizes and directs the Trustee to disburse monies in the Issuance Costs Fund for the payment or reimbursement to the Company of Issuance Costs upon the receipt by the Trustee of a written requisition for such payment signed by the Company Representative, pursuant to which the Company Representative shall certify as follows:

(i) That an obligation in the stated amount has been incurred for Issuance Costs in connection with the issuance of the Bonds;

(ii) That such obligation is a proper charge against the Issuance Costs Fund and has not been the basis of any previous withdrawal from the Issuance Costs Fund, and specifying the purpose and circumstances of such obligation and to whom such obligation is owed, accompanied by a bill or statement of account of such obligation;

(iii) That payment of this item, when added to all other payments previously made from the Issuance Costs Fund, will not result in more than an amount equal to two percent (2%) of the lesser of the face amount of the Series 1997 Bonds or the proceeds of the Series 1997 Bonds having been paid or reimbursed from the proceeds of the Series 1997 Bonds for costs of issuing and selling the Series 1997 Bonds unless such requisition is accompanied by an opinion of Bond Counsel to the effect that the payment of such item will not result in any interest on the Series 1997

Bonds being includable in the gross income of the owners thereof for Federal income tax purposes;

(iv) That such requisition contains no request for payment of an obligation incurred prior to the Official Action Date;

(v) That payment of the requisition, as requested, will not result in the provision of any working capital, directly or indirectly, to the Company or any related person; and

(vi) That no Event of Default exists under this Loan Agreement or the Indenture.

In making any such payment from the Issuance Costs Fund, the Trustee may rely on any such requisitions and certificates of the Company delivered to it pursuant to this Section 3.06(c) and the Trustee shall be relieved of all liability with respect to making such payments in accordance with any such requisitions and certificates without any other investigation.

(d) Each request of the Company for disbursement from the Acquisition and Construction Fund shall be made pursuant to an Acquisition and Construction Fund Disbursement Request in substantially the form attached hereto as Exhibit C. Each request of the Company for disbursement from the Issuance Costs Fund shall be made pursuant to an Issuance Costs Fund Disbursement Request in substantially the form attached hereto as Exhibit D.

Section 3.07 Establishment of Completion Date. The Completion Date shall be the date that the following items have been delivered to the Trustee:

(a) The Certificate of Occupancy.

(b) A certificate of the Company Representative stating that:

(i) the renovations and rehabilitation of the Project has been completed in substantial accordance with the Plans such that the Project is fully operable for the purposes specified in Section 2.02(f) hereof;

(ii) all buildings and other improvements comprising the Project have direct connections to all utilities necessary for the intended use thereof, including, without limitation, adequate sewer, telephone, gas and/or electric services as of the date of such certificate;

(iii) adequate ingress and egress to and from the Project is available over dedicated and accepted public streets and rights of way;

(iv) no default or Event of Default under the Loan Agreement has occurred and is continuing;

(v) all costs and expenses incurred in connection with the acquisition, rehabilitation, and equipping of the Project have been fully paid or are being contested and provisions have been made for the payment thereof if such contest is unsuccessful;

(vi) the Project and all other facilities in connection therewith have been acquired, rehabilitated and installed to the Company's satisfaction and are suitable and sufficient for the operation of the Project for the purpose set forth in Section 2.02(f) hereof;

(vii) at least 95% of the proceeds of the Series 1997 Bonds have been used to acquire the Project Site, the Project Building and the Project Equipment, and to pay Rehabilitation Expenditures in connection with the rehabilitation of the Project; and

(viii) the Trustee may conclusively rely on such certificate.

Notwithstanding the foregoing, such certificate by the Company Representative shall state that it is given without prejudice to any rights against third parties which exist on the date of such certificate or which may subsequently come into being.

Section 3.08 Enforcement of Contracts and Surety Bonds. In the event of material default of any contractor or subcontractor under any construction contract or any other contract made in connection with the Project, or in the event of a material breach of warranty with respect to any materials, workmanship or performance, the Company will promptly proceed, either separately or in conjunction with others, to pursue the remedies of the Company and the Trustee against the contractor or subcontractor in default and against any surety on a bond securing the performance of such contract in such manner and to the extent determined by the Company to be reasonable and prudent. If the Company requests the Trustee, and agrees with the Trustee to pay all costs and expenses incurred by the Trustee and to indemnify the Trustee and save the Trustee harmless against any risks, claims or liabilities arising out of such action, the Company may in the name of the Trustee, or in its own name, prosecute or defend any action or proceeding or take any other action involving any such contractor, subcontractor or surety which the Company on the advice of its Counsel deems reasonably necessary, and in such event the Trustee will cooperate fully with the Company and will take all action necessary to effect the substitution of the Company for the Trustee in any such action or proceeding. Any amounts recovered by way of damages, refunds, adjustments or otherwise in connection with the foregoing, after deduction of expenses incurred in such recovery, shall be paid into the Acquisition and Construction Fund if received before the Completion Date, and otherwise shall be paid into the Bond Fund and used to purchase or pay interest on the Bonds as directed by the Company.

                                   ARTICLE 4

                                   THE LOAN

Section 4.01 Amount and Source of Loan. The Issuer agrees, upon the terms and conditions herein specified, to make the Loan to the Company in an amount equal to the aggregate principal amount of the Series 1997 Bonds for the purpose of financing the Costs of the Project.

Section 4.02 Repayment of Loan. The Company agrees to pay as Loan Repayments during the Term of this Loan Agreement amounts which, together with any balance held in the Bond Fund, shall at all times be sufficient to pay all principal of, premium, if any, and interest on the Bonds as such principal, premium, if any, and interest become due, at maturity, upon acceleration, upon optional or mandatory redemption or otherwise.

Loan Repayments may be made by means of Company check or otherwise, provided that all Loan Repayments shall be good funds in the hands of the Trustee on such dates as are necessary to satisfy the requirements set forth herein for the payment of the principal of, premium, if any, and interest on the Bonds.

Section 4.03 Quarterly Payments. Payment of principal of and interest on the Bonds shall be due in Quarterly Payments commencing on March 1, 1998, and continuing on each March 1, June 1, September 1, and December 1 thereafter, to and including the date that all such unpaid principal of the Bonds shall be paid in full. Principal payments on the Bonds are to be paid to the Trustee in the four Quarterly Payments prior to the Interest Payment Date on which such principal is to be paid on the Bonds, either at maturity or by mandatory sinking fund redemption prior thereto. Interest payments on the Bonds are to be paid to the Trustee in the two Quarterly Payments prior to the Interest Payment Date on which such interest is to be paid on the Bonds. The Company shall only be required to make Quarterly Payments to the extent that monies held in the Bond Fund for the payment of the principal of and interest due on all Outstanding Bonds on the next succeeding Interest Payment Date are not sufficient for such purpose.

Section 4.04 Additional Payments. The Company agrees to pay the following amounts to the following persons as Additional Payments under this Loan
Agreement:

(a) to the Trustee, when due, all reasonable fees of the Trustee for services rendered under the Indenture and all fees and charges of paying agents, registrars, Counsel, accountants, engineers and others incurred at the request of the Trustee in the performance of services under the Indenture for which the Trustee and such other persons are entitled to payment or reimbursement; provided that the Company may, without creating a default hereunder, contest in good faith the reasonableness of any such services, fees or expenses, other than the Trustee's fees for ordinary services, as set forth in the Indenture; and

(b) to the Issuer and its counsel, their fees and expenses in connection with the authorization, issuance and sale of the Series 1997 Bonds, and all reasonable costs, expenses and liabilities, including necessary and reasonable attorneys' fees (i) incurred or paid by the Issuer in satisfaction of any obligations of the Company hereunder not performed by the Company, (ii) incurred or paid by the Issuer as a result of a request by the Company or a requirement of this Loan Agreement or the Indenture, or (iii) incurred by the Issuer in the defense of any action or proceeding with respect to the Project or this Loan Agreement or the Indenture or in enforcing this Loan Agreement, the Indenture or the Mortgage, or arising out of or based upon any other document related to the issuance of the Bonds including, without limitation, those described in Section
7.04 hereof; provided that, prior to paying any such cost, expense or liability, the Issuer shall first afford the Company an opportunity to make such payment or prepayment by giving the Company fifteen (15) days' prior written notice of the Issuer's intention to do so; provided, however, that the Company shall not be required to make any such payment under this Section 4.04(b) in the event and to the extent that such payment would cause the interest on the Series 1997 Bonds to be includable in the gross income of the owners thereof for Federal income tax purposes.

(c) to the Bondholders, their reasonable expenses, including reasonable attorneys' fees, in connection with the occurrence and during the continuation of an Event of Default hereunder.

Following the payment, prepayment or incurrence of any such cost, expense or liability, the Additional Payments are payable upon written demand therefor, or within thirty (30) days following such demand.

Section 4.05 Company's Obligations Unconditional. All Loan Repayments, Additional Payments and all other payments required of the Company hereunder shall be paid without set off, counterclaim, abatement, deduction or defense except as provided in Section 8.05 hereof. The Company will not suspend or discontinue any Loan Repayments, and will perform and observe all of its other agreements in this Loan Agreement, and, except as expressly permitted in this Loan Agreement, will not terminate this Loan Agreement for any cause, including but not limited to any acts or circumstances that may constitute failure of consideration, destruction of or damage to the Project, eviction by paramount title, commercial frustration of purpose, bankruptcy or insolvency of the Issuer or the Trustee, change in the tax or other laws or administrative rulings or actions of the United States of America or of the State or any political subdivision thereof, or failure of the Issuer to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Loan Agreement.

Section 4.06 Company's Remedies. Nothing contained in this Article 4 shall be construed to release the Issuer from the performance of any of its agreements in this Loan Agreement, and if the Issuer shall fail to perform any such agreement, the Company may institute such action against the Issuer as the Company may deem necessary (consistent with the limitations of Section 10.06 hereof), so long as such action shall not violate the Company's agreements in Section 4.05 hereof.

The Company may at its own cost and expense, and in its own name, prosecute or defend any action or proceeding against third parties or take any other action which the Company deems reasonably necessary in order to ensure the acquisition, rehabilitation, furnishing, equipping, improving and completion of the Project and to secure or protect its right of possession, occupancy and use of the Project under this Loan Agreement.

Section 4.07 Amounts Remaining in Bond Fund. It is agreed by the parties hereto that after (a) payment in full of the Bonds, (b) payment of all fees, charges and expenses of the Trustee and any Paying Agents in accordance with the terms of the Indenture, and (c) payment of all other amounts required to be paid under this Loan Agreement and the Indenture (including any amounts owed to the Issuer), and performance of all other obligations of the Company hereunder, any amounts remaining in the Bond Fund held by Trustee under the Indenture shall be paid by the Trustee to the Company, and the Issuer shall have no claims to such amounts.

Section 4.08 Notice to the Issuer of Certain Events. The Company shall promptly notify the Issuer in writing (a) at such time as the Bonds have been paid in full, and (b) if an Event of Default occurs hereunder or (c) if a default or an event which, with the giving of notice or the passage of time, would constitute a default occurs under the terms of any long-term debt agreement to which the Company is a party.

Section 4.09 Designation by the Company of Application of Loan Repayments. Except as set forth in Section 8.03 hereof, the Company shall not be entitled to designate or direct the application by the Trustee of Loan Repayments made by the Company, which Loan Repayments shall be applied as set forth in Section 5.05 of the Indenture.


                                   ARTICLE 5

                       USE, MAINTENANCE, MODIFICATIONS,
                              TAXES AND INSURANCE


Section 5.01 Possession, Use and Prohibition Against Further Encumbrances. It is agreed that, as between the Company and the Issuer, the Company shall have sole and exclusive possession of the Project, subject to the right of the Issuer, the Trustee and the Bondholders to enter thereon as contemplated herein, in the Indenture, or in the Mortgage, or for the purpose of inspection at reasonable times and upon reasonable notice, and the Issuer covenants and agrees that it will not take any action other than pursuant to this Loan Agreement, the Indenture, or the Mortgage to prevent the Company from having quiet and peaceable possession and enjoyment of the Project during the Term of this Loan Agreement. The Company agrees that it will not make, do, execute or suffer any act or thing whereby its interest in any property now or hereafter included in the Project shall or may be impaired, charged or encumbered in any manner whatsoever, except by Permitted Encumbrances; any impairment, charge or encumbrance created in violation of this covenant shall, to the extent permitted by law, be void and of no effect, unless the Company, the Issuer and the Trustee shall have consented in writing to its creation. The Company shall have the right to use the Project throughout the Term of this Loan Agreement in the conduct of the Company's business, and for all purposes related or incidental to these purposes, and such other uses as the Company may decide upon, subject to the right of the Issuer and the Trustee to enter thereon as contemplated herein or in the Indenture, and provided that all uses shall conform to the policies and purposes of the Act and are not inconsistent with the purposes specified in
Section 2.02(f) of this Loan Agreement.

Section 5.02 Maintenance. During the Term of the Loan Agreement, the Company will at its own expense keep the Project and all parts thereof in good repair and good operating condition and in safe condition, making all repairs thereto and renewals and replacements thereof necessary for this purpose, so that the Project will remain suitable and efficient for use as a facility of the character described in and contemplated by this Loan Agreement, or such other uses as are not inconsistent with the Act or this Loan Agreement.

Section 5.03 Improvements. The Company may from time to time, at its own expense, make any Improvements, located wholly within the boundary lines of the Project Site, or partially within and partially without such boundary lines, that it may deem desirable for its purposes and that do not adversely affect the structural integrity or value of the Project. Except as otherwise provided in
Section 5.09, all Improvements made by the Company within the boundary lines of the Project Site shall become a part of the Project and subject to the provisions of this Loan Agreement and the Mortgage.

Section 5.04 Liens. The Company will not permit any mechanics' or other liens to remain outstanding against the Project for labor or materials furnished in connection with completion of the Project or any Improvements, repairs, renewals or replacements; provided, that if the Company shall first obtain and cause to be recorded in the office of the County Recorder of Kankakee County, Illinois, a surety bond which shall be sufficient in all respects under applicable law to require the lien claimant to discharge his lien against the Project, the Company may in good faith contest any mechanics' or other liens filed or established and in such event may permit the items contested to remain undischarged and/or unsatisfied during the period of such contest and any appeal therefrom.

Section 5.05 Removal of Project Equipment. The Company may remove or permit the removal of any Project Equipment from the Project Site in accordance with the following provisions:

(a) In any instance where the Company in its sound discretion determines that any item of Project Equipment with a market value of $50,000 or more has become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary for the operation of the Project, the Company may, at its own expense, remove and dispose of such item of Project Equipment and (except as provided in subsection
(b) hereof) substitute and install other items of machinery, equipment or other personal property, not necessarily having the same function, provided that such removal and substitution shall not impair the operating utility of the Project and, provided, further, that the Company shall not dispose of Project Equipment having a market value greater than $350,000 in any fiscal year without prior approval of a Majority of Holders. Subject to the provisions of Section 5.09 hereof, all such substituted items shall be installed free of all liens and encumbrances, other than Permitted Encumbrances, and shall become a part of the Project as Project Equipment. The Company will cooperate with the Issuer and the Trustee and will pay all costs, including counsel's fees, incurred in subjecting to the lien of the Mortgage all items so substituted, and the Trustee and, to the extent reasonably necessary, the Issuer, will cooperate with the Company at the Company's expense in securing, if necessary, release of the property for which the substitution is made under the Mortgage and in providing such bills of sale or other documents as may be required to facilitate the removal and substitution. In the event the market value of the substituted items is less than the market value of the Project Equipment disposed of as reasonably determined by the Company Representative, the Company shall pay into the Redemption Account an amount equal to the difference.

(b) Upon removal of items of Project Equipment of the type described in subsection (a) above, and provided the operating utility of the Project is not impaired, the Company may decide not to make any substitution and installation of other items of machinery, equipment or other personal property, provided (unless the lien of the Indenture has been discharged under Article Eight thereof or the Company's obligation to make Loan Repayments has been abated under Article Eight hereof): (1) that in the case of the sale of any such Project Equipment, the Company shall deposit the sale proceeds in the Redemption Account, (2) that in the case of a trade-in of any such Project Equipment for items not to be utilized as a part of the Project, the Company shall account for the credit received by it in the trade-in by depositing an equivalent amount in the Redemption Account and (3) that in the case of any other disposition of such Project Equipment, the Company shall deposit in the Redemption Account an amount equal to the market value of the removed items as reasonably determined by the Company Representative. The Issuer and the Trustee will cooperate with the Company at the Company's expense in securing a release of the property to be removed if required under the Mortgage and in securing such bills of sale or other documents as may be required to facilitate the removal and disposition.

(c) The Company shall annually, within ninety (90) days following the end of each fiscal year of the Company, commencing with the fiscal year ending December 1998, report to the Trustee by Company Representative's certificate the removal of any Project Equipment pursuant to subsections (a) or (b) above, and amounts required to be accounted for by the Company, if any, shall promptly be paid to the Trustee for deposit in the Redemption Account after any substitution, sale, trade-in or other disposition. When required pursuant to this subsection (c), the certificate submitted shall specify the items of the Project Equipment removed, the items of property substituted therefor, if any, and the amount, if any, required to be paid to the Trustee pursuant to the provisions of this
Section 5.05. Where such certificate indicates that substitute items of property have been acquired and installed, the certificate shall be accompanied by (i) the financing statement with respect to such substitute items of property and
(ii) a certificate of the Company Representative stating that all steps requisite to perfection of the security interests of the Trustee in and to such substitute items of property under the Mortgage have been duly taken. The Company will execute all instruments advisable in the opinion of Counsel for perfection of the respective security interests as aforesaid.

(d) Any amounts paid by the Company to the Trustee for deposit in the Redemption Account pursuant to the provisions of this Section 5.05 shall be deposited by the Trustee in the Redemption Account and shall be used on the next succeeding Interest Payment Date on which principal is payable on the Bonds toward the payment of the principal of the Bonds due and payable, or subject to mandatory sinking fund redemption or, to the extent the Bonds may then be redeemed prior to maturity, optional redemptions of the Bonds, on such Interest Payment Date.

(e) In addition to the rights provided in Sections (a) through (d) of this
Section 5.05, the Company shall have the right to remove any items of Project Equipment from the Project Site, provided that such Project Equipment shall (1) be removed to and situated on other property adjacent to the Project Site on which the Company may presently or in the future conduct the same kind of operation as that to be conducted at the Project, (2) be used by the Company for the same purpose as contemplated by this Loan Agreement, and (3) remain subject to the lien of the Mortgage and to no other liens, except for Permitted Encumbrances.

Section 5.06 Taxes and Other Governmental Charges and Utility Charges. The Company will make, or will cause to be made, promptly all payments due during the Term of this Loan Agreement on taxes and special assessments lawfully levied upon or with respect to the Project, other charges lawfully made by any governmental body for public improvements that may be or become secured by a lien on the Project, and utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project, including but not limited to taxes or governmental charges on any property of the Company brought in or upon the Project, sales and other excise taxes on products thereof, and any taxes levied upon or with respect to income or profits from the Project which, if not paid, would become a lien thereon prior to or on a parity with the lien of the Mortgage or prior to or on a parity with the pledge and assignment of such revenues and receipts made in the Mortgage. With respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, with or without interest, the Company shall be obligated to pay only such installments and interest as are required to be paid during the Term of this Loan Agreement. Notwithstanding the foregoing, the Company may, at its own expense, in good faith, contest any such taxes, assessments and other charges, provided that such contest will not subject the Project or any part thereof to loss or forfeiture and provided that the Company shall first deposit with the Trustee a surety bond or cash in the amount of the taxes, assessments or other charges being contested, pending the outcome of such contest.

Section 5.07 Insurance. (a) The Company agrees, at its sole cost and expense, to keep the Project, including all buildings, structures, improvements and personal property, and all other property of an insurable character, insured at all times during the Term of this Loan Agreement

(including any period or periods of time during which any buildings, structures and improvements are in the course of remodeling or construction) against the risks set forth below:

(i) Policies of "all-risk" insurance on the Project in an amount equal to at least 100% of the full replacement cost of the Project, without deduction for depreciation, providing for a deductible not to exceed $250,000, and in an amount sufficient to prevent the Company or the Trustee from becoming a co-insurer within the terms of the applicable policies.

(ii) Flood hazard insurance or evidence that it is not required for the Project.

(iii) Business interruption insurance with respect to the hazards insured against by the insurance described in clause (i) above in an amount at least sufficient to pay debt service, taxes or payments in lieu of taxes, the salaries and expenses of key employees of the Company required for the operation of the Project and other unavoidable costs for a least a six-month period.

(iv) Boiler and machinery coverage (direct damage and use and occupancy) on a replacement cost basis.

(b) The Company will deliver copies of all such policies (or certificates evidencing insurance if the policies are master policies) to the Trustee, and, prior to the expiration date of each such policy, will deliver to the Trustee a copy or copies of a renewal policy or policies (or a certificate or certificates evidencing such renewal or renewals if the policies are master policies) marked "premium paid" or accompanied by other evidence of payment satisfactory to the Trustee. The Company will notify the Trustee of any changes to or cancellation of any such policy prior to such change or cancellation. The Company will not permit any condition to exist at the Project which would wholly or partially invalidate the insurance thereon as set forth herein.

(c) The Company agrees, at its own cost and expense, to provide and keep in force during the Term of this Loan Agreement, comprehensive general liability insurance with respect to the Project and automobile liability insurance, with limits not less than the following:

(i) comprehensive general liability insurance

(A) bodily injury - $1,000,000 each person and $1,000,000 in the aggregate.

(B) property damage - $1,000,000 each occurrence.

(ii) comprehensive automobile liability insurance

(A) bodily injury - $500,000 each person and $500,000 each occurrence

(B) property damage - $500,000 each occurrence

Such insurance shall cover the Project, including elevators, hoists, sidewalks, passageways and other property in or about the adjoining streets.

(d) The Company agrees, at its own cost and expense, to provide and keep (or cause to be kept) in force during the Term of this Loan Agreement workers' compensation and employer's liability insurance covering all employees of the Company employed at the Project in amounts required by law.

(e) The Company agrees, at its own cost and expense, to provide and keep (or cause to be kept) in force during the Term of this Loan Agreement, excess liability insurance for comprehensive general liability insurance and automobile liability insurance with a combined limit not less than $5,000,000.

(f) The Company will deliver copies of all insurance policies (or certificates evidencing insurance if the policies are master policies) required by subsections (c) through (e) above to the Trustee when obtained, and, prior to the expiration date of each such policy, will deliver to the Trustee a copy or copies of a renewal policy or policies (or a certificate or certificates evidencing such renewal or renewals if the policies are master policies) marked "premium paid" or accompanied by other evidence of payment satisfactory to the Trustee. The Company will notify the Trustee of any changes to or cancellation of any such policy prior to such change or cancellation.

Section 5.08 Advances. If the Company shall fail to make all repairs, pay all liens, taxes, assessments and other charges and maintain all insurance required in this Article 5 after ten days' written notice from the Trustee, the Issuer or the Trustee may, but shall not be obligated to, take such action as may be necessary to cure such failure, including advancement of money, and the Company shall be obligated to repay all such advances within thirty (30) days after written notice thereof with interest at the Alternative Rate from the date of each such advance.

Section 5.09 Installation of the Company's Equipment. The Company may, at any time and from time to time, in its sole discretion and at its own expense, install items of furniture, movable machinery and equipment or other personal property in or upon the land, Project Buildings and structures comprising the Project in addition to the Project Equipment. All such items shall remain the sole property of the Company, in which the Issuer and the Trustee shall have no interest, and may be modified or removed by the Company at any time while it is not in default hereunder and while such items are not in the Company's reasonable judgment needed for the continuance of the operation of the Project, provided that the Company shall repair and restore any and all damage to the Project resulting from the installation, modification or removal of any such items.

Nothing in this Loan Agreement or the Mortgage shall prevent the Company, after delivery of the Mortgage, from purchasing items to be installed pursuant to this
Section 5.09 under a conditional sale or lease-purchase contract, or subject to a vendor's lien or security agreement, as security for the unpaid portion of the purchase price thereof, provided that no such lien or security interest shall attach to any part of the Project.


                                   ARTICLE 6

                     DAMAGE, DESTRUCTION AND CONDEMNATION

Section 6.01 Company to Repair, Replace, Rebuild or Restore. If all or any part of the Project is taken by eminent domain, or destroyed or damaged:

(a) The Company shall proceed promptly, subject to the provisions of subsection
(b), to replace, repair, rebuild and restore the Project to substantially the same condition as existed before the taking or event causing the damage or destruction, with such changes, alterations and modifications (including substitution or addition of other property) as may be desired by the Company and will be suitable for continued operation of the Project for the purposes specified in Section 2.02(f) hereof and for the business purposes of the Company and will not impair the Project as a "project" within the meaning of the Act, and the Company will pay all costs thereof and be entitled to retain the Net Loss Proceeds of the condemnation award or insurance claim for such purpose.

(b) If the condemnation award or insurance claim is equal to or less than $750,000, the Company shall be entitled to receive and retain the Net Proceeds thereof for the purposes described in subsection (a) hereof, provided that if the Net Proceeds exceed $500,000, the Company shall promptly give notice thereof to the Issuer, the Trustee and the Bondholders. In the event the condemnation award or insurance claim exceeds $750,000, the Net Proceeds thereof shall be payable directly to the Trustee for deposit in the Property Insurance and Award Fund. The Company shall retain the services of a nationally-recognized independent insurance consultant and request such consultant to prepare a report to determine (i) whether the repair, reconstruction, restoration or replacement of the Project or any portion thereof damaged, destroyed or taken is economically feasible and will restore the Project to the physical and operating condition that existed prior to such event and (ii) whether the Net Proceeds thereof will be sufficient to pay the cost of repairing, reconstructing, restoring or replacing the portion of the Project affected by such loss, damage or condemnation (including, without limitation, architects' and attorneys' fees and expenses), which report shall be delivered to the Trustee and any Bondholder owning at least ten percent (10%) in aggregate principal amount of Outstanding Series 1997 Bonds, within thirty (30) days following the occurrence of such damage, destruction, condemnation or taking. If the report determines that the foregoing conditions are satisfied, the Company shall have delivered or shall thereupon deliver to the Trustee, not later than sixty (60) days following the delivery of the consultant's report:

(A) plans and specifications, prepared by an architect, necessary to effect such repair, reconstruction or replacement and an executed construction contract for such work; and

(B) cash in an amount equal to the funds, if any, in excess of the Net Proceeds required , as set forth in the report, to complete the repair, reconstruction or replacement of the damaged, destroyed, condemned or taken portion of the Project.

Unless a Majority of Holders object, within fifteen (15) days following receipt of such report and a copy of the plans and specifications, the Company shall be entitled to proceed, and, if it has not already done so, shall proceed, promptly, to repair, reconstruct and/or replace the affected portion(s) of the Project, including all fixtures, furniture and equipment and effects, to its original condition to the extent possible. Thereafter, moneys payable to the Trustee for deposit in the Property Insurance and Award Fund shall be disbursed upon the written request of the Company Representative which shall set forth (i) the requisition number, (ii) the name and address of the person, firm or corporation to whom or which payment is to be made, (iii) the amount to be paid, and (iv) that the obligation described therein has been properly incurred, is a proper charge against the Property Insurance and Award Fund and has not been the basis of any previous disbursement, and shall be accompanied by copies of bills, invoices or receipts (as appropriate) for each disbursement so requested.

If the report of the insurance consultant delivered as provided above concludes that the conditions set forth above are not satisfied or fail to meet the requirements relating to repair or reconstruction or replacement, as set forth above, or if a Majority of the Holders object to such repair, reconstruction or replacement, the Company shall apply the Net Proceeds, together with any additional moneys necessary for such purpose, to repay the Loan and the Series 1997 Bonds shall be redeemed in accordance with the provisions of Section 3.01(2)(a) of the Indenture.

(c) If the Net Proceeds are insufficient to pay in full the cost of any repair, restoration, modification or improvement undertaken pursuant to this Section 6.01, unless the Series 1997 Bonds will be redeemed, as provided herein, the Company will nevertheless complete the work and will pay any cost in excess of the Net Proceeds. If, by reason of any such insufficiency of the Net Proceeds, the Company shall make any payments pursuant to the provisions of this Section, the Company shall not, by reason of any such payments, be entitled to any reimbursement therefor from the Trustee or any Bondholder, nor shall the Company be entitled to any abatement or diminution of any Loan Repayments or any other amount payable hereunder.

(d) Any balance of Net Loss Proceeds remaining in the Property Insurance and Award Fund after payment of all costs of any repair, replacement or restoration shall be paid into the Redemption Account, or, if there are no Outstanding Bonds, to the Company.

(e) All Project buildings, improvements and equipment acquired in the repair, replacement or restoration of the Project, together with any interests in real property necessary for such restoration, shall be deemed a part of the Project and available for use and occupancy by the

Company without the payment of any amounts other than those provided in Article 4 hereof, to the same extent as if they had been specifically described in this Loan Agreement; provided that no real property, interest in real property, Project Buildings, improvements or equipment shall be acquired subject to any lien or encumbrance, other than the Mortgage and Permitted Encumbrances.

(f) The Net Loss Proceeds of any (1) insurance or portion thereof attributable to damage or destruction separately incurred by property of the Company not constituting part of the Project, or (2) condemnation award or portion thereof separately awarded for damages to or taking of the property of the Company not constituting part of the Project, or for damages on account of the taking of or interference with the Company's rights to possession, use or occupancy of the Project, shall be and remain at all times the property of the Company not constituting part of the Project.

Section 6.02 Cooperation of the Issuer and Trustee. The Issuer and Trustee will cooperate fully with the Company, at the Company's expense, in filing any proof of loss with respect to any insurance policy covering casualties referred to in
Section 6.01 hereof, in the handling and conduct of any litigation arising with respect thereto, and in the handling and conduct of any prospective or pending condemnation proceedings affecting the Project or any part thereof, and will, to the extent they may lawfully do so, permit the Company to litigate in any such litigation or proceeding in the name and on behalf of the Issuer and Trustee. Provided that no Event of Default has occurred and is continuing hereunder, neither the Trustee nor the Issuer will voluntarily settle or consent to the settlement of any proceeding arising out of any insurance claim, or any prospective or pending condemnation proceeding, with respect to the Project or any part thereof without the prior written consent of the Company.


                                   ARTICLE 7

                             COMPANY'S COVENANTS;
                    TAX EXEMPT STATUS OF SERIES 1977 BONDS

Section 7.01 Covenants for Benefit of Trustee and Bondholders. The Company recognizes the authority of the Issuer to assign certain of its interests in and pledge all Loan Repayments receivable under this Loan Agreement to the Trustee as security for the payment of the principal of, redemption premiums, if any, and interest on the Bonds and the payment of all fees and expenses of the Trustee and others as provided in the Indenture. Each of the terms and provisions of this Loan Agreement is a covenant for the use and benefit of the Trustee and the Bondholders, so long as any thereof shall remain; but upon payment or provision for payment in full of the Bonds and of all fees and charges of the Issuer, the Trustee and any Paying Agent in accordance with Article Eight of the Indenture, and performance of all other obligations of the Company hereunder, all references in this Loan Agreement to the Bonds and the Trustee shall be ineffective, and neither the Trustee nor any Bondholder shall thereafter have any rights hereunder, save and except those that shall have theretofore vested.

Section 7.02 Inspection and Access. The Company agrees that the Issuer, the Trustee, the Bondholders and their duly authorized agents shall have the right at all reasonable times upon reasonable notice to examine and inspect, and for that purpose to enter upon, the Project, and shall also have such rights of access to the Project as may be reasonably necessary to cause the rehabilitation of the Project to be completed as provided in Article 3 hereof and to cause the Project to be properly maintained in accordance with Article 5 hereof, in the event of failure by the Company to perform these obligations. The granting of these rights to the Issuer shall not create any duty or obligation on the part of the Issuer to exercise such rights.

Section 7.03 Reports. The Company covenants and agrees that it will furnish, or cause to be furnished, to the Trustee the reports required by Section 4.07 of the Indenture as and when required thereby. In addition, the Company covenants and agrees to give prompt written notice of the occurrence of any of the following events, to the extent deemed material by the Company, to each national municipal securities information repository then approved and recognized by the Securities and Exchange Commission:

(i) Default in the payment by the Company of amounts due hereunder;

(ii) Breach by the Company of any covenant or agreement herein;

(iii) Default by the Company with respect to any covenant or agreement in connection with indebtedness in excess of $1,000,000 for borrowed money;

(iv) Receipt by the Company of an adverse tax opinion or the occurrence of an Event of Taxability with respect to the Bonds;

(v) Modifications of the rights of the Bondholders;

(vi) Bond redemptions (other than mandatory sinking fund redemptions);

(vii) Defeasance of all or any portion of the Bonds; or

(viii) Release, substitution or sale of any real property or improvements thereto securing repayment of the Bonds.

Section 7.04 Indemnity. (a) The Issuer, the Trustee and the Bondholders and their respective members, officers, agents, employees, successors and assigns or other elected or appointed officials of the Issuer, past, present or future (hereinafter the "Indemnified Persons") shall not be liable to the Company by reason of the Issuer's execution and delivery of this Loan Agreement, the Trustee's execution and delivery of the Indenture or the Bondholders purchase of the Bonds. The Company shall defend, indemnify and hold the Indemnified Persons harmless from any loss, claim, damage, tax, penalty or expense (including reasonable attorneys' fees), or liability of any nature due to any and all suits, actions, legal or administrative proceedings, or claims arising or resulting from, or in any way connected with: (i) the financing, installation, operation, use or maintenance of the Project (ii) any act, failure to act, or misrepresentation by any person in connection with the issuance, sale or delivery of the Bonds, or
(iii) any act, failure to act, or misrepresentation by the Issuer in connection with this Loan Agreement or any other document involving the Issuer, the Trustee or the Bondholders in this matter. If any suit, action or proceeding is brought against any Indemnified Person, such suit, action or proceeding shall be defended by Counsel to the Company and the Company shall immediately, upon notice thereof, assume the defense thereof at its own cost and expense. None of the Issuer, the Trustee, the Bondholders or the Company shall be liable for any settlement of any proceeding made without each of their consent (which consent shall not be unreasonably withheld).

(b) The Company shall also indemnify the Indemnified Persons for all reasonable costs and expenses, including reasonable attorneys' fees, incurred in : (i) enforcing any obligation of the Company under this Loan Agreement, the Mortgage or any related agreement, (ii) taking any action requested by the Company, (iii) taking any action required by this Loan Agreement, the Mortgage or any related agreement, or (iv) taking any action considered necessary in the reasonable judgment of the Issuer and which is authorized by this Loan Agreement, the Mortgage or any related agreement.

(c) Any provision of this Loan Agreement, the Mortgage or any other instrument or document executed and delivered in connection therewith to the contrary notwithstanding, the Issuer, the Trustee and the Bondholders retain the right to enforce any rights accorded any of them by Federal or State law or regulation or ordinance, and nothing in this Loan Agreement shall be construed as an express or implied waiver thereof.

(d) If the Issuer is required, requested or permitted to take any action pursuant to this Loan Agreement, the Mortgage or any other instrument executed in connection herewith for the benefit of the Company, it will do so if, and only if, (i) the Issuer is a necessary party to any such action or proceeding,
(ii) the Issuer has received specific written direction from the Company, as required hereunder or under any other instrument executed in connection herewith, as to the action to be taken by the Issuer, and (iii) a written agreement of indemnification and payment of costs, liabilities and expenses satisfactory to the Issuer has been executed by the Company prior to the taking of any such action by the Issuer.

(e) The obligations of the Company pursuant to this Section 7.04 shall survive any assignment or termination of this Loan Agreement.

Section 7.05 Continuing Existence and Qualification. The Company is and throughout the Term of this Loan Agreement will remain duly qualified to do business in the State and will maintain its existence, will not dissolve or otherwise dispose of all or substantially all of its assets, and, except as permitted by this Section or Section 8.01 hereof, will not consolidate with or merge into another entity or permit any other entity to consolidate with or merge into it without the express consent of the Trustee and a Majority of Holders. Notwithstanding the foregoing, the Company shall be permitted to merge or consolidate with any other entity or take any other similar actions without the consent of the Trustee or the Bondholders, if, (i) in the opinion of Bond Counsel furnished by the Company to the Issuer and the Trustee, such merger, consolidation or other action will not subject the interest payable on the Series 1997 Bonds to inclusion in the gross income of the owners thereof for Federal income tax purposes, (ii) the surviving or combined entity will have a net worth at least equal to the net worth of the Company immediately prior to such consolidation, merger or other similar action,
(iii) the surviving or resulting entity in any such transaction, or the transferee in any sale or other transfer, shall have assumed the obligations hereunder in writing, and (iv) immediately after giving effect to such transaction, no Event of Default, and no event which after notice or lapse of time, or both, would become an Event of Default, shall occur or be continuing. Every surviving, resulting or transferee entity and other person referred to in this Section 7.05 shall be bound by all of the covenants and agreements of the Company herein with respect to any further consolidation, merger, sale or transfer and shall execute an appropriate instrument assuming such covenants and agreements.

Section 7.06 Maintenance of Security Interests. In accordance with the provisions of Section 5.05 hereof, the Company shall annually, within ninety
(90) days following the end of each fiscal year of the Company, commencing with the fiscal year ending December 31, 1998, deliver to the Trustee a Company Representative's certificate describing each item of Project Equipment with a market value of $50,000 or more which has not been described in the Disbursement Requests hereof or in a previous certificate required by this Section 7.06, which has been added to the Project, whether as a substitution, replacement or addition, and whether or not, when added, it became part of the real property, and further certifying that, except for such items of Project Equipment which have been released from this Loan Agreement pursuant to Section 5.05 hereof and from the Indenture pursuant to Section 6.03 thereof or taken by exercise of the power of eminent domain as provided in Section 6.01 hereof or substituted or replaced as described in this Section 7.06, the items of Project Equipment described in Exhibit B to this Loan Agreement are still in existence and are still situated on the Project Site, together with an opinion of Counsel that all steps requisite to perfection of the security interests granted to the Trustee under the Indenture by the Issuer and under the Mortgage by the Company have been duly taken, or specifying the further filings and/or refilings and renewals required in order to continue perfection of such security interests for so long as any Bonds remain Outstanding. The Company will prepare and execute all instruments, including financing statements and continuation statements, necessary or advisable for perfection of and continuance of the perfection of the respective security interests as aforesaid. However, all obligations of the Company under this Section 7.06 are subject to the condition that the Issuer and the Trustee shall promptly execute all instruments, including financing statements and continuation statements, presented to them by the Company and required of them for such purpose. Subject to the provisions of Article Ten of the Indenture, the Trustee will file and record all such instruments or cause them to be filed and recorded.

Section 7.07 Mortgage. The Company agrees to authorize, execute and deliver the Mortgage to the Issuer and hereby conveys to and grants a security interest in favor of the Issuer (to be assigned to the Trustee for the benefit of the Trustee and the Bondholders from time to time) in and to its interest in the property described in the granting clauses of the Mortgage (as the same may exist from time to time). In order to perfect such conveyance and security interest the Company will deliver to the Trustee, concurrently with the execution and delivery of this Loan Agreement and the Mortgage, any appropriate financing statements, and thereafter will execute and deliver to the Trustee, or appropriate public officer or officers, such other documents, instruments, financing and other continuation statements when and as the same may be required to perfect and continue to perfect the lien and security interest granted to the Trustee pursuant to the Mortgage .

Section 7.08 Indenture. The Company agrees to comply with the terms and provisions of the Indenture applicable to it and accepts each of its obligations expressed or implied thereunder.

Section 7.09 Assignment of Issuer's Rights. As security for payment of the Bonds, the Issuer is assigning to the Trustee pursuant to the Indenture certain of the Issuer's rights under this Loan Agreement, including the right to receive payments hereunder (excepting amounts payable or rights granted to the Issuer relating to rebate to the United States of America, payments of the Issuer's initial and continuing fees and expenses, reimbursement, indemnification, limited liability, notice, requests, and other communications). The Issuer directs the Company to make the payments required hereunder (except such payments relating to rebate to the United States of America and for fees, expenses and indemnification of the Issuer) directly to the Trustee, and the Company hereby assents to such assignment and agrees to make payments directly to the Trustee without defense or set-off by reason of any dispute between the Company and the Issuer or the Trustee. By virtue of such assignment, the Trustee shall be a third-party beneficiary of this Loan Agreement and shall have the right to enforce the obligations of the Company hereunder.

Section 7.10 Operation of Project as a Manufacturing Facility. During the Term of this Loan Agreement, the Company shall operate the Project as a "manufacturing facility" within the meaning of Section 144(a)(12)(C) of the Code (i.e., a facility used in the manufacturing or production of tangible personal property (including the processing resulting in a change in the condition of such property)).

Section 7.11 Financial Covenants. So long as this Loan Agreement is in effect, and until payment in full of the Bonds and performance of all other obligations of the Company under this Loan Agreement the Company will maintain:

(a) a minimum current ratio at all times greater than or equal to 1.50 to 1.00.

(b) a minimum tangible net worth greater than or equal to $60,000,000 as of December 31, 1997. In addition, beginning as of December 31, 1998, and on the last day of each calendar year thereafter during the term of this Loan Agreement, the required minimum tangible net worth shall be increased cumulatively by an amount equal to 60% of the net income of the Company (on a consolidated basis) for the preceding year.

(c) a ratio of total liabilities to tangible net worth less than or equal to (i)
2.50 to 1.00 during the first year following the date of this Loan Agreement, and (ii) 2.25 to 1.00 thereafter.

(d) a minimum fixed charge coverage ratio at all times greater than or equal to
1.30 to 1.00.

All such computations shall be made in accordance with generally accepted accounting principles consistently applied.

The computations required by subsections (a) through (d) above shall be made at the end of each Quarter and the Company shall file with the Issuer and the Trustee, within forty-five (45) days following the end of each Quarter, a written certification from a Company Representative as to compliance with each of the requirements in subsections (a) through (d) above. At the end of each fiscal year of the Company, the Company shall file with the Issuer and the Trustee, within ninety (90) days following the end of such fiscal year, a certification by an independent certified public accountant verifying compliance with each of the requirements in subsections (a) through (d) above. In the event the Company is not in compliance with any of the requirements set forth in subsections (a) through (d) above at the end of two successive Quarters, the Company will be required to submit to the Issuer and the Trustee, together with the certification of compliance by a Company Representative required above, a plan designed to place the Company in compliance with any of the above requirements with which the Company has not been in compliance for two successive Quarters. In the event the Company is unable to comply with any of the requirements set forth in subsections (a) through (d) above for four successive Quarters, the Company shall retain a nationally-recognized management consulting firm acceptable to the Issuer, the Trustee and a Majority of Holders to prepare a report making recommendations, and establishing a progress schedule over a period not to exceed six successive Quarters after the date of issuance of such report, to correct all deficiencies with such requirements, and the report of such management consulting firm shall be completed and delivered to the Issuer, the Trustee and the Bondholders no later than one-hundred- twenty
(120) days after the end of the fourth consecutive Quarter of noncompliance. In the event the Company shall be in compliance with each of the requirements in subsections (a) through (d) above for four successive Quarters after the Company has retained a management consulting firm as set forth above, the Company shall be required to file only the quarterly written certification by a Company Representative, and the annual certification by an independent certified public accountant, as to compliance with such requirements as set forth above until such time as the Company is not in compliance with any of such requirements at the end of two successive Quarters, at which time the Company shall again be required to submit to the Issuer, the Trustee and the Bondholders a plan designed to place the Company in compliance with such requirements.

The provisions of this Section 7.11 shall be subject to modification and amendment at any time with the written consent of the Issuer and a Majority of the Holders.

Section 7.12 Assurance of Tax Exemption. The Company recognizes that the exclusion of the interest paid on the Series 1997 Bonds from the gross income of the owners thereof for Federal income tax purposes is dependent upon the qualification of the Series 1997 Bonds as "qualified small issue bonds" under
Section 144 of the Code and the Regulations. For this purpose, the Company hereby further represents, covenants, and agrees as follows:

(a) All of the Net Proceeds of the Series 1997 Bonds, after payment of Issuance Costs to the extent permitted by Section 7.12(b) hereof, shall be used to pay for Qualified Project Costs.

(b) An amount not in excess of two percent (2%) of the lesser of the face amount of the Series 1997 Bonds or the proceeds of the Series 1997 Bonds may be used to pay for, or provide for the payment of, Issuance Costs. For this purpose, if the fees of the Underwriter are retained as a discount on the purchase of the Series 1997 Bonds, such retention shall be deemed to be an expenditure of proceeds of the Series 1997 Bonds to pay Issuance Costs.

(c) The Company shall not take any action or permit or suffer any action to be taken if the result of the same would be to cause the Series 1997 Bonds to be "Federally guaranteed" within the meaning of Section 149(b) of the Code and the Regulations promulgated thereunder.

(d) No portion of the proceeds of the Series 1997 Bonds shall be used to provide any residential real property for family units, private or commercial golf course, country club, massage parlor, tennis club, skating facility (including roller skating, skateboard, and ice skating), racket sports facility (including any handball or racquetball court), hot tub facility, suntan facility, racetrack, health club facility, airplane, sky box or other private luxury box, facility primarily used for gambling, or store the principal business of which is the sale of alcoholic beverages for consumption off premises.

(e) No portion of the proceeds of the Series 1997 Bonds shall be used to provide a facility, the primary purpose of which is one of the following: retail food and beverage services, automobile sales or service, or the provision of recreation or entertainment.

(f) The proceeds of the Bonds will be used with respect to facilities located or to be located entirely within the City.

(g) The Company, or one or more of its wholly-owned subsidiaries, will be the only principal user of the land, facilities and equipment to be acquired and rehabilitated with the proceeds of the Bonds within the meaning of Section 144(a) of the Code.

(h) There are no outstanding obligations of any state, territory or possession of the United States, or any political subdivision of the foregoing or of the District of Columbia, the proceeds of which have been or are to be used primarily with respect to facilities located within the City (or with respect to any contiguous or integrated facilities within the meaning of the Code) and which are to be used primarily by the Company (including any person related to the Company within the meaning of Section 144(a)(3) of the Code) other than the Bonds.

(i) The Project will at all times consist of land and property which is subject to the allowance for depreciation provided in Section 167 of the Code.

(j) No portion of the proceeds of the Bonds will be used, directly or indirectly, to provide working capital for the Company or any related person.

(k) The sum of the principal amount of the Series 1997 Bonds, plus capital expenditures (determined in accordance with Section 144(a)(4) of the Code and the applicable Regulations) paid or incurred during the six-year period beginning three years before the date of issuance of the Series 1997 Bonds and ending three years after the date of issuance of the Series 1997 Bonds for facilities located within the City having as principal users the Company or any related person to the Company will not exceed $10,000,000, and the Company covenants not to sell, lease, or enter into any other arrangement or make any other capital expenditures with respect to the Project that would cause this $10,000,000 limitation to be exceeded.

(l) The Company will not allow any other Person to become an owner or principal user of the Project during the three years following the later of the date of issuance of the Series 1997 Bonds, or the date the Project is placed in service, without an opinion of Bond Counsel to the effect that such action will not cause the Series 1997 Bonds to exceed the $40,000,000 limitation set forth in Section 144(a)(10) of the Code.

(m) Rehabilitation Expenditures with respect to the Project will equal or exceed 15% of the cost of acquiring the Project Building and of the cost of acquiring any Project Equipment financed with proceeds of the Series 1997 Bonds, the first use of which will not occur pursuant to such acquisitions, and will be paid within two years following the issuance date of the Series 1997 Bonds.

(n) The Company will depreciate using the straight line method of depreciation pursuant to Section 168 of the Code for all costs incurred as Rehabilitation Expenditures which are paid or reimbursed to the Company from monies in the Rehabilitation Fund.

The Company further covenants that it (i) will not take any action or permit any action to be taken which will cause the interest on the Series 1997 Bonds to be included in the gross income of the owners thereof for Federal income tax purposes, provided that the Company shall not have violated this covenant if the interest on any of the Series 1997 Bonds is included in the gross income of any Person who is a substantial user of the Project or a related person, as provided in Section

147(a) of the Code, or if the interest on any of the Series 1997 Bonds is or becomes subject to an alternative minimum tax or other similar tax, and (ii) will prepare and file, with copies delivered to the Trustee, and cause to be prepared and filed by each other principal user of the Project, any statements required to be filed in accordance with the Regulations promulgated under
Section 144(a)(4) of the Code and applicable to the Series 1997 Bonds.

Section 7.13 Arbitrage Covenant and Compliance.

(a) The Company covenants that it will not take any action, or fail to take any action, if any such action or failure to take action would adversely affect the exclusion from gross income of the interest on the Series 1997 Bonds under
Section 103 of the Code. To that end, the Company will comply with all requirements of Section 148 of the Code to the extent applicable to the Series 1997 Bonds. In the event that at any time the Company is of the opinion that for purposes of this Section 7.13 it is necessary to restrict or limit the yield on the investment of any monies held by the Trustee under the Indenture, the Company shall take such action as may be necessary in accordance with the Tax Agreement.

(b) Without limiting the generality of the foregoing, the Company agrees that there shall be paid from time to time to the Trustee all amounts required to be rebated to the United States pursuant to Section 148(f) of the Code and any Regulations thereunder as may be applicable to the Series 1997 Bonds from time to time. This covenant shall survive payment in full or defeasance of the Series 1997 Bonds.

(c) The Company acknowledges having read Section 5.06 of the Indenture and agrees to perform all duties imposed upon it by such Section and by the Tax Agreement. Insofar as said Section and the Tax Agreement impose duties and responsibilities on the Company, they are specifically incorporated herein by reference.

Section 7.14 Covenant of the Issuer Relating to Tax Exemption. The Issuer covenants with respect to the exclusion of the interest on the Series 1997 Bonds from gross income for Federal income tax purposes that, to the extent within its reasonable control, the Issuer will not knowingly take any action or fail to take any action which will result in the income of the Issuer to be received hereunder becoming taxable to it or interest on the Series 1997 Bonds becoming included in the gross income of the owners of the Series 1997 Bonds for Federal income tax purposes.

Section 7.15 Compliance with Laws; Environmental Laws. During the Term of this Loan Agreement, and at no expense to the Issuer, the Company hereby covenants and agrees promptly to comply or cause compliance with all laws, ordinances, orders, rules, regulations and requirements of duly constituted authorities which may be applicable to the Project, including the Project Building and the Project Equipment, or to the repair or alteration thereof, or to the use or manner of use of the Project, including the Project Building and the Project Equipment, including but not limited to the Americans with Disabilities Act, the Illinois Accessibility Code, all Federal, State and local environmental and health and safety laws, rules, regulations and orders applicable to or pertaining to the Project, including the Project Building and the Project Equipment.

Section 7.16 Annual Certificate. The Company shall furnish to the Issuer and the Trustee, within one hundred twenty (120) days following the end of each fiscal year of the Company, a certificate signed by the Company Representative stating that the Company has made a review of its activities during such fiscal year for the purpose of determining whether or not the Company has complied with all of the terms, provision and conditions of this Loan Agreement and whether or not the Company has kept, observed, performed and fulfilled each and every covenant, provision and condition of this Loan Agreement on its part to be performed and is not in default in the performance or observance of any of the terms, covenants, provisions or conditions hereof, or, if the Company shall be in default, such certificate shall specify the nature of the each such default and the status thereof.

Section 7.17 Reports on Employment at Project. Not later than ninety (90) days following the Completion Date, the Company shall deliver to the Issuer a written report (which may be prepared in reliance upon information furnished by one or more of the construction manager, general contractor, or subcontractors) setting forth in reasonable detail the numbers and types of workers employed in the acquisition, rehabilitation and equipping of the Project. Thereafter, not later than one hundred twenty (120) days following the end of each fiscal year of the Company, the Company shall deliver to the Issuer a written report (which may be prepared in reliance upon information furnished by any manager at the time engaged by the Company with respect to the Project) setting forth the average number of workers, on a full-time-equivalent basis, employed by the Project during such fiscal year.

Section 7.18 No Warranty by Issuer. The Company recognizes that the Issuer has not made an inspection of the Project, including the Project Building and the Project Equipment, or of any fixture or other item constituting a portion thereof, and the Issuer makes no warranty or representation, express or implied or otherwise, with respect to the same or the location, use, description, design, merchantability, fitness for any particular purpose, condition or durability thereof, or as to the title thereto or ownership thereof or otherwise, it being agreed that all risks incident thereto are to be borne by the Company. In the event of any defect or deficiency of any nature in the Project or any fixture or other item constituting a portion thereof, whether patent or latent, the Issuer shall have no responsibility or liability with respect thereto. The provisions of this Section 7.18 have been negotiated and are intended to be a completed exclusion and negation of any warranties or representations by the Issuer, express or implied, with respect to the Project or any fixture or other item constituting a portion thereof, whether arising pursuant to the Uniform Commercial Code of the State or any other law now or hereafter in effect or otherwise.

Section 7.19. Environmental Immunity and Indemnity.

(a) The Company will pay and will indemnify, defend and hold the Issuer, the Trustee and any Bondholder (including any Person at any time serving as a member, director, officer, employee, agent or consultant of the Issuer, the Trustee or any Bondholder in their capacity as such) harmless from and against all claims, liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees), suits and judgments of any kind brought, claimed or rendered against the Issuer, the Trustee or any Bondholder, as a direct or indirect result of the Issuer's, the Trustee's or any Bondholder's relationship with the Company or the financing or refinancing of the Project and arising out of Contamination in any way affecting the Project or any other property, or any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Contamination, or any lawsuit brought or threatened, settlement reached or government order relating to such Contamination, or any violation of laws, orders, regulations, requirements, or demands of government authorities, which are based upon or in any way related to such Contamination including, without limitation, the costs and expenses of any Clean-up or other remedial action, or monitoring, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses.

(b) The Issuer, the Trustee or any Bondholder shall promptly, upon receipt of notice of the existence of a claim or the commencement of a proceeding regarding which indemnity under this section may be sought, notify the Company in writing thereof. If such a proceeding is commenced against the Issuer, the Trustee or any Bondholder, the Company may participate in the proceeding and, to the extent it elects to do so, may assume the defense thereof with counsel satisfactory to the Issuer, the Trustee or any such Bondholder, as the case may be. If, however, the Issuer, the Trustee or any such Bondholder is advised in an opinion of counsel that there may be legal defenses available to it which are different from or in addition to those available to the Company, or if the Company fails to assume the defense of such proceeding or to employ counsel for that purpose within a reasonable time after notice of commencement of the proceeding, the Company shall not be entitled to assume the defense of the proceeding on behalf of the Issuer, the Trustee or any Bondholder, but shall be responsible for the reasonable fees, costs and expenses of counsel to the Issuer, the Trustee or such Bondholder, as the case may be, in conducting its defense.

(c) The obligations of the Company pursuant to this Section 7.19 shall survive any assignment or termination of this Loan Agreement.

                                   ARTICLE 8

                               COMPANY'S OPTIONS

Section 8.01 Sale or Lease or Other Disposition of the Project. The Company may, without the prior consent of the Issuer but subject to the approval of a Majority of Holders, sell, lease or otherwise dispose of all or substantially all of the Project, subject to the following conditions:

(a) the proposed purchaser must be duly qualified to do business in Illinois and have a net worth at least equal to the net worth of the Company prior to the sale;

(b) the Company must deliver to the Issuer and the Bondholders prior to the proposed sale, lease, or disposition of the Project the following:

(i) a copy of any purchase agreement and the instrument(s) of conveyance, and an opinion of Counsel stating that the same are in appropriate form for execution by the respective parties;

(ii) an opinion of nationally-recognized Bond Counsel stating that such sale and the proposed use or application of the sale proceeds will not violate any provision of the Act or subject the interest on the Series 1997 Bonds to inclusion in gross income for Federal income tax purposes;

(iii) financial statements prepared in accordance with generally accepted accounting principles for the proposed purchaser's three most recently completed fiscal years, except that if the proposed purchaser has been in business for less than three years, such financial statements for such shorter period; and

(iv) a written agreement of the proposed purchaser that it agrees to assume and be bound by all of the provisions of this Loan Agreement, the Indenture, and the Mortgage, and shall execute the appropriate instruments assuming such covenants or agreement.

(c) Any sale, lease, or other disposition of the Project shall not relieve the Company from primary liability for the Loan Repayments and other payments due and for the performance of all other agreements and covenants required under this Loan Agreement, the Indenture, and the Mortgage; provided, however, that if the Company obtains the written consent of the Issuer, the Trustee and a Majority of Holders, it may be released from primary liability for all Loan Repayments and other payments due and for the performance of all other agreements and covenants under this Loan Agreement, the Indenture and the Mortgage upon the sale, lease, or other disposition of the Project.

Section 8.02 Easements and Release of Real Property for Access and Utilities. The Company may at any time, and from time to time, cause the Project Site to be platted or replatted or become subject to covenants, conditions and restrictions or convey an easement affecting, or fee title to, any part of the Project Site to a railroad, corporate utility or public body, or to the owner of any contiguous real property in conjunction with the execution of a reciprocal or mutual easement agreement with such owner, provided that such reciprocal or mutual easement agreement contains a boundary agreement permitting existing improvements located on the Company's property to encroach upon the property of the adjacent owner, upon (i) written certification by an Independent Engineer that the conveyance will not impair the usefulness of the Project for the purposes contemplated in this Loan Agreement, (ii) written certification by the Company Representative that the conveyance will not impair the Project as a "project" within the meaning of the Act and (iii) written consent of a Majority of Holders. No such conveyance shall result in any abatement of Loan

Repayments or other sums payable by the Company under this Loan Agreement. The release of such real property from the Mortgage or subordination of the Mortgage to any such easement shall not become effective until the following items are filed with the Trustee and the Trustee has executed the instrument described in paragraph (d) below:

(a) a copy of the conveyance document executed or to be executed by the Company;

(b) a plat or survey of the Project Site, prepared and certified by a registered Illinois surveyor, showing the real property to be conveyed or subjected to the easement as described in the conveyance, and the location in relation thereto of all Project Buildings, structures and permanently installed equipment on the land, and all other easements, roads, tracks and utility installations;

(c) the certificate of the Independent Engineer referred to above; and

(d) any instrument to be executed by the Trustee, and a copy thereof for the files of the Trustee, releasing the land from the lien of the Mortgage or establishing the easement as a Permitted Encumbrance under the Indenture, as the case may be.

Section 8.03 Prepayment of Loan Repayments. So long as all amounts which have become due pursuant to Section 4.02 hereof have been paid and the Company is not in default hereunder, the Company may, on December 15, 2007, and on any December 15th thereafter, pay in advance all or any part of the amounts to become due pursuant to Section 4.02 hereof, or, in the event a request by the Company for the consent of a Majority of Holders to any action described in or contemplated by Section 7.05 or Section 8.01 hereof, is refused, the Company may, within sixty (60) days thereafter, pay in advance all of the amounts to become due pursuant to Section 4.02 hereof, if, not less than thirty (30) nor more than
(60) days prior to such prepayment, the Company (i) gives the Trustee notice of its intent to prepay, (ii) deposits with the Trustee an amount equal to the redemption price (including any premium) of the Series 1997 Bonds to be redeemed on such date, and (iii) directs the Trustee to apply such amount to the redemption of Series 1997 Bonds in accordance with Section 3.01(3) of the Indenture. In addition, in the event of a Determination of Taxability, the Company shall pay to the Trustee, not less than thirty (30) days prior to the next ensuing Interest Payment Date, an amount sufficient to redeem all Outstanding Bonds on such Interest Payment Date, plus a premium equal to eight percent (8%) of the principal amount of the Bonds called for redemption.

Section 8.04 Abatement of Loan Repayments. If at any time the Company deposits with the Trustee for deposit to the Bond Fund an amount of cash or securities as described in Section 8.02 of the Indenture which, taking into account any balance which may then be on hand in the Bond Fund, is sufficient to pay all of the then Outstanding Bands in accordance with Section 8.02 of the Indenture, and to pay such interest thereon as is required, and to pay all fees and charges of the Trustee and Paying Agent which are due or to become due on or before the date on which the last of the Bonds to be so discharged may be redeemed, under circumstances not otherwise resulting in termination of the Term of this Loan Agreement, and if no Event of Default shall have occurred and then be continuing hereunder, the Company shall be entitled to use and occupy the Project from the date on which such aggregate funds are in the hands of the Trustee until the expiration of the Term of this Loan Agreement or its earlier termination under the provisions hereof, without the further payment of Loan Repayments but otherwise on the terms and conditions herein set forth.

Section 8.05 Termination Upon Retirement of Bonds. At any time when no Bonds remain Outstanding, or if the conditions specified in Section 8.04 hereof for the abatement of Loan Repayments then exist and arrangements satisfactory to the Trustee have been made for the discharge of all other accrued liabilities under this Loan Agreement, and the Company has fully performed its obligations hereunder, this Loan Agreement shall terminate, provided, however, that the Company shall not be relieved of its obligations under Sections 7.04 and 7.16 hereof.

Section 8.06 Company's Option to Direct Redemption of Bonds. The Company shall have the option to direct the Trustee to call for redemption of all of the then-Outstanding Bonds if at any time:

(a) the Project is damaged or destroyed to such extent that, in the reasonable judgment of the Company, evidenced by a resolution adopted by the Board of Directors of the Company delivered to the Trustee within thirty (30) days of the event causing the damage or destruction, the Project cannot be repaired or restored within six (6) months of the event causing the damage or destruction to a condition permitting conduct of the normal business operations of the Company, and at a cost not exceeding the Net Loss Proceeds of insurance received or likely to be received as a result of such damage or destruction; or

(b) a governmental authority or person, firm or corporation acting under governmental authority, by exercise of the power of eminent domain, takes title to all or substantially all of the Project, or so much thereof that in the reasonable judgment of the Company, evidenced by a resolution adopted by the Board of Directors of the Company delivered to the Trustee, the Project cannot be restored within six months following completion of the proceedings by which such title is taken to a condition permitting conduct of the normal business operations of the Company and at a cost not exceeding the Net Loss Proceeds of the award in such condemnation proceedings; or

(c) all or substantially all of the Project is damaged or destroyed, or taken by exercise of the power of eminent domain, to an extent that, in the reasonable judgment of the Company, evidenced by a resolution adopted by the Board of Directors of the Company delivered to the Trustee, it is not financially desirable to repair or restore the Project for the purpose of conducting business operations similar to those being conducted at the Project immediately prior to such damage, destruction or condemnation.

To exercise its options under this Section 8.06, the Company must: (1) deliver the Trustee written notice of the Company's exercise of the option within ninety
(90) days following the event which
is the basis of the option, describing the event, and (2) deposit with the Trustee a sum sufficient, when added to amounts on deposit in the Bond Fund and the Property Insurance and Award Fund, to redeem the Outstanding Bonds to be called for redemption at their principal amount plus accrued interest, but without premium, as provided in Article Three of the Indenture.


                                   ARTICLE 9

                        EVENTS OF DEFAULT AND REMEDIES

Section 9.01 Events of Default.

(a) If any of the following events occur, it is hereby defined as and declared to be and shall constitute an Event of Default hereunder:

(i) if any Loan Repayment or any other payment required to be made hereunder shall not be made to the Trustee in full when the same becomes due and payable;

(ii) if the Company shall fail to duly perform any other covenant or agreement on its part under this Loan Agreement or the Mortgage for a period of thirty
(30) days after the date on which written notice of such failure, specifying the failure and requiring same to be remedied, shall have been given to the Company by the Issuer or the Trustee, or to the Company and the Issuer by the Bondholders of at least twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding; provided, however, if the breach of covenant or agreement is one which cannot be completely remedied within the thirty (30) days after written notice has been given, it shall not be an Event of Default for such longer period, not exceeding ninety (90) days following such failure, during which the Company is taking active steps in good faith and is proceeding with reasonable diligence to remedy such default;

(iii) if any representation or warranty made by the Company hereunder or under the Indenture or under the Limited Offering Memorandum, or by a representative of the Company in any document or certificate furnished to the Trustee or the Issuer in connection herewith or therewith or pursuant hereto or thereto or in connection with the transactions contemplated herein or therein, including but not limited to any misstatements or omissions in the Limited Offering Memorandum relating to the Bonds, shall prove at any time to have been incorrect or misleading in any material respect when made and is not cured within thirty (30) days after the Company receives written notice from the Trustee or the Issuer that any such representation or warranty is incorrect or misleading in a material respect;

(iv) if the Company shall file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any present or future Federal bankruptcy act or under any similar Federal or state law, or shall be adjudicated a bankrupt or insolvent, or shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or if a petition or answer proposing the adjudication of the Company as a bankrupt or its reorganization under any present or future Federal bankruptcy act or any similar Federal or state law shall be filed in any court and such petition or answer shall not be discharged or denied within ninety (90) days after the filing thereof, or if a receiver, trustee or liquidator of the Company or of all or substantially all of the assets of the Company or of the Project shall be appointed in any proceeding brought against the Company and shall not be discharged within ninety (90) days after such appointment or if the Company shall consent to or acquiesce in such appointment, or if the estate or interest of the Company in the Project or any part thereof shall be levied upon or attached in any proceeding and such process shall not be vacated, discharged or released with sixty (60) days after such levy or attachment, or if the Project shall have been abandoned by the Company for a period of sixty (60) consecutive days, or if the Company shall be dissolved or liquidated (other than as a result of a merger or consolidation of the Company into or with another entity under the conditions permitting such actions contained in Section 7.05 hereof);

(v) if the Company is required to retain a management consulting firm with respect to any noncompliance by the Company with any of the requirements set forth in Section 7.11(a) through (d) hereof and such noncompliance is not cured within ninety (90) days thereafter;

(vi) (A) if the Company breaches or defaults in the performance of any material obligation under the terms of the Credit Agreement, dated as of November 10, 1997, among the Company, SunTrust Bank and Zions First National Bank, as thereafter amended, or (B) if the Company or any consolidated subsidiary breaches or defaults in the performance of any agreement relating to long-term indebtedness of the Company or any consolidated subsidiary in an aggregate amount exceeding $1,000,000; or

(vii) if an event of default occurs under Section 9.01 of the Indenture and is continuing.

(b) Notwithstanding the foregoing, a Determination of Taxability with respect to the Series 1997 Bonds shall not constitute an Event of Default or a default; provided, however, that in such event the Trustee will be entitled to pursue any available remedy by suit at law or equity to enforce performance and observance of any agreement, obligation or covenant of the Issuer or the Company herein relating to the exclusion of interest on the Series 1997 Bonds from the gross income of the owners thereof for Federal income tax purposes and the Company shall pay promptly upon demand the amount required to redeem the Bonds in accordance with Section 3.01(2)(c) of the Indenture.

(c) Upon having actual notice of the existence of a default or Event of Default, the Trustee shall give written notice thereof to the Issuer and the Company within three (3) Business Days of having such actual notice. If, in the sole opinion of the Trustee, the determination of the existence of a default or Event of Default hereunder requires an opinion of Counsel, the Trustee shall not be deemed to have actual notice of a default or Event of Default hereunder unless and until the Trustee receives a written opinion of Counsel with respect to such default or Event of Default.

Section 9.02 Remedies. Whenever any Event of Default or a Determination of Taxability shall have occurred and is continuing, any one or more of the following remedial steps may be taken by the Trustee:

(a) the Trustee may, at its option, and, if the payment of the Bonds has been accelerated pursuant to the Indenture, shall, declare all installments of Loan Repayments for the remainder of the Term of this Loan Agreement (being an amount equal to that necessary to pay in full all Outstanding Bonds assuming acceleration of the Bonds under the Indenture and to pay all other indebtedness thereunder and hereunder) to be immediately due and payable, whereupon the same shall become immediately due and payable by the Company;

(b) the Trustee may require the Company to furnish copies of all books and records of the Company pertaining to the Project or the Company's operations;

(c) the Trustee may take whatever action at law or in equity may appear necessary or appropriate to collect the Loan Repayments then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Loan Agreement or the Mortgage; and

(d) the Trustee may exercise any or all remedies provided in Article Nine of the Indenture.

Section 9.03 Disposition of Funds. Any amounts collected pursuant to action taken under Section 9.02 shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture.

Section 9.04 Manner of Exercise. No remedy herein conferred upon or reserved to the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Loan Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

Section 9.05 Attorneys' Fees and Expenses. In the event the Company should default under any of the provisions of this Loan Agreement and the Trustee or the Issuer should employ attorneys or incur other expenses for the collection of amounts owed or the enforcement of performance of any obligation or agreement on the part of the Company, the Company will on demand pay to the Trustee or the Issuer the reasonable fees of such attorneys and such other expenses so incurred.

Section 9.06 Effect of Waiver. In the event any agreement contained in this Loan Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.


                                  ARTICLE 10

                                    GENERAL

Section 10.1 Notices. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when received by personal delivery or five (5) days after mailing by certified mail, postage prepaid, return receipt requested, with proper address as indicated below, unless otherwise provided herein or required under applicable law. The Issuer, the Company and the Trustee may, by written notice given by each to the others, designate any other address or addresses to which notices, certificates or other communications to them shall be sent when required as contemplated by this Loan Agreement. Until otherwise provided by the respective parties, all notices, certificates and communications to each of them shall be addressed as follows:

    To the Issuer:              Will-Kankakee Regional Development Authority
                                2508 Dickens Drive
                                Springfield, IL 62704
                                Attn: Executive Director

    To the Company:             Flanders Corporation
                                531 Flanders Filters Road
                                State Road 1427
                                Washington, NC  27889
                                Attention: Chief Financial Officer

    To the Trustee:             Norwest Bank Arizona, N.A.
                                Corporate Trust Department (9030)
                                3300 North Central Avenue, 4th Floor
                                Phoenix, AZ 85012

    To the
    Underwriter:                Tucker Anthony Incorporated
                                One Beacon Street
                                Boston, MA  02108

Section 10.2 Governing Law and Binding Effect. This Loan Agreement shall be governed by and construed in accordance with the laws of the State and shall inure to the benefit of and shall be binding upon the Issuer and the Company and their respective successors and assigns.

Section 10.3 Severability. Severability. In the event any provision of this Loan Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

Section 10.4 Amendments, Changes, Modifications and Assignments. Except as otherwise provided in this Loan Agreement or in the Indenture, subsequent to the initial issuance of Bonds and before the Indenture is satisfied and discharged in accordance with its terms, this Loan Agreement may not be effectively amended, changed, modified, altered, assigned or terminated without the written consent of the Trustee and the Bondholders of a majority in aggregate principal amount of the Outstanding Bonds.

Section 10.5 Execution Counterparts. This Loan Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

Section 10.6 Limitation of Issuer's Liability. No covenant, agreement or obligation contained herein shall be deemed to be a covenant, agreement or obligation of any present or future director, officer, employee or agent of the Issuer in his or her individual capacity, and none of the members of the Issuer nor any officer thereof executing this Loan Agreement or the Bonds nor any member of the staff thereof shall be personally liable hereunder or on the Bonds or be subject to any personal liability or accountability by reason of the execution and delivery hereof and the issuance thereof. No present or future director, officer, employee or agent of the Issuer shall incur any personal liability with respect to any other action taken by him or her pursuant to this Loan Agreement or the Act.

No agreements or provisions contained in this Loan Agreement nor any agreement, covenant or undertaking by the Issuer contained in any document executed by the Issuer in connection with the Project or the issuance, sale and delivery of the Bonds shall constitute an indebtedness of the Issuer, the State or any political subdivision thereof, shall give rise to any pecuniary liability of the Issuer, the State or any political subdivision thereof, or shall constitute a loan of credit or a charge against the general credit or taxing power of any of them, within the meaning of any Constitutional or statutory limitation, or shall obligate the Issuer financially in any way except with respect to this Loan Agreement and the application of revenues herefrom and the proceeds of the Bonds. No failure of the Issuer to comply with any term, condition, covenant or agreement herein, or in any document executed by the Issuer in connection with the issuance and sale of the Bonds, shall subject the Issuer to liability for any claim for damages, costs or other financial or pecuniary charge except to the extent that the same can be paid or recovered from this Loan Agreement or revenues therefrom or proceeds of the Bonds. Nothing herein shall preclude a proper party in interest from seeking and obtaining, to the extent permitted by law, specific performance against the Issuer for any failure to comply with any term, condition, covenant or agreement herein; provided, that no costs, expenses or other monetary relief shall be recoverable from the Issuer except as may be payable from this Loan Agreement or its revenues or the proceeds of the Bonds.

No recourse shall be had for the payment of the principal of or premium or interest on any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement in this Loan Agreement contained against any past, present or future officer, director, member, employee or agent of the Issuer, or of any successor public corporation, as such either directly or through the Issuer or any successor public corporation, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such officers, directors, members, employees or agents as such is hereby expressly waived and released as a condition of and consideration for the execution of this Indenture, and the issuance of such Bonds, by the Issuer.

Section 10.7 Rights Created in Third Parties. The terms of this Loan Agreement are not intended to establish or create any rights in any persons other than the Issuer, the Company, the Trustee, and the Bondholders and the respective successors of each.

Section 10.8 Payments Due on Saturdays, Sundays and Holidays. In any case where the due date of any Loan Repayments or Additional Payments shall be other than a Business Day, payment of such Loan Repayments or Additional Payments need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the due date.

Section 10.9 Survival. All representations and warranties contained herein and in the Indenture or in certificates and other instruments delivered pursuant hereto and thereto shall survive the execution and delivery of this Loan Agreement and the issue, sale and delivery of the Bonds.


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


IN WITNESS WHEREOF, the Issuer and the Company have caused this Loan Agreement to be executed in their respective names and attested by their duly authorized officers, all as of the date first above written.


                                        WILL-KANKAKEE REGIONAL
                                        DEVELOPMENT AUTHORITY


                                        By___________________________
                                                Its Chairman
Attest:

By_______________________________
        Its Secretary

                                        FLANDERS CORPORATION


                                        By___________________________
                                        Its Vice President-Finance




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